                                                                   EXHIBIT 10.8

       [*] DESIGNATES MATERIAL FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN
          REQUESTED, WHICH MATERIAL HAS BEEN SEPARATELY FILED WITH THE
                       SECURITIES AND EXCHANGE COMMISSION


                  RESALE SOLUTIONS SWITCHED SERVICES AGREEMENT

THIS AGREEMENT (the "Agreement") is entered into by and between SPRINT COMMUNICATIONS COMPANY L.P. ("Sprint"), and MIDCOM Communications Inc. ("Customer"). Sprint and Customer are "Parties" hereto.

In consideration of the mutual promises contained herein, the Parties agree as follows:

1.  DEFINITIONS.  Capitalized terms appearing in bold print are defined in
Exhibit 1.

2. CONFIDENTIALITY. During the Term and for one year thereafter, neither Party shall disclose any terms of this Agreement, including pricing, or Proprietary Information of the other Party. Proprietary Information shall remain the property of the disclosing Party. A Party receiving Proprietary Information shall: (i) use or reproduce such information only when necessary to perform this Agreement; (ii) provide at least the same care to avoid disclosure or unauthorized use of such information as it provides to protect its own Proprietary Information; (iii) limit access to such information to its employees or agents who need such information to perform this Agreement; and
(iv) return or destroy all such information, including copies, after the need for it has expired, upon request of the disclosing Party, or upon termination of this Agreement.

Because of the unique nature of Proprietary Information, a breach of this paragraph may cause irreparable harm for which monetary damages may be inadequate compensation. Accordingly, in addition to other available remedies, a Party may seek injunctive relief to enforce this paragraph.

3. TERM. The Term begins September 1, 1996, and runs for 42 months through March 31, 2000.

4.  TERMINATION FOR CAUSE.

4.1. A Party may terminate this Agreement upon the other Party's failure to cure any of the following within 30 days following written notice thereof: (a) the (i) insolvency, corporate reorganization, arrangement with creditors, receivership or dissolution of the other Party; or (ii) institution of bankruptcy proceedings by or against the other Party; (b) assignment or attempted assignment of the Agreement or any interest therein, except as permitted by Paragraph 24 hereof; (c) change in control of the defaulting Party without the other Party's prior written consent, which consent shall not be unreasonably withheld; (d) a final order by a government entity with appropriate jurisdiction that a Service or the relationship hereunder is contrary to law or regulation; or (e) breach of any provision herein not otherwise referred to in Paragraph 4.

4.2. Sprint may terminate this Agreement immediately and without notice if Customer fails to cure a material breach as provided in Paragraph 8 or materially breaches a provision of Paragraph 17 or 18.

4.3. Customer may terminate the Agreement upon 30 days written notice if special rate adjustments exceed the maximum provided in Paragraph 16. Customer shall notify Sprint in writing of (a) any material breach of the Agreement by Sprint or (b) Sprint's failure to provide Services for which it has been designated the Primary carrier. If Sprint fails to cure the condition giving rise to such notice within 30 days, Customer may terminate the Agreement upon 10 days written notice to Sprint.

4.4. Upon termination of this Agreement a Party may recover from the other all sums it is owed at the time of termination, but without payment of Early Termination Charges or Minimum Commitment Surcharge if such termination is pursuant to Subparagraph 4.3.


5.  TERMINATION WITHOUT CAUSE; EARLY TERMINATION CHARGE.

5.1. Customer may terminate this Agreement at any time without cause upon 90 days prior written notice to Sprint and payment to Sprint of the Early Termination Charge in Subparagraph 5.2. Service will be discontinued the first business day of the fourth month after such notice of termination.

5.2. Carrier Transport Base Rates and Promotional Discounts are based on Customer's agreement to purchase Service for the entire Term. It is difficult if not impossible to calculate Sprint's loss if Customer terminates the Agreement pursuant to Subparagraph 5.1 prior to the end of the Term. Therefore, to compensate Sprint for such loss, and not as a penalty. Customer shall pay Sprint an Early Termination Charge in the event of such termination. The Early Termination Charge shall equal 50% of the sum of the Minimum Commitment for each month remaining in the Term when Service is discontinued pursuant to Subparagraph 5.1. The Early Termination Charge shall be paid within 30 days after the notice provided pursuant to Subparagraph 5.1.

6.  APPLICATION OF TARIFFS; INTERSTATE ADJUSTMENT.

6.1. Interstate and international Service shall be provided pursuant to Tariff as supplemented by this Agreement. In the event of a conflict between this Agreement and any Tariff, the Tariff shall control.

6.2. Intrastate Service is provided pursuant to Tariff in every respect. Promotional Discounts will not apply to intrastate Service. An Interstate Adjustment may be applied based on intrastate usage as provided in Attachment
D. The Interstate Adjustment shall be based on intrastate usage at the Product Hierarchy Level and will equal the difference between (a) such usage priced at the Interstate Adjustment Rate in Attachment D less Discount One discounts.
The Interstate Adjustment for a given month shall not exceed interstate billing for such month.

6.3. Except as may be limited to Section 16, Customer shall pay all Tariff charges including, without limitation, fixed charges, feature charges, enhanced 800 charges, access facility charges, installation and other non-recurring charges.

6.4. Sprint may modify or withdraw Tariffs from time to time, which may include discontinuation of any Service without Sprint's liability.

7. RELATIONSHIP OF PARTIES. Neither this Agreement nor the provision of Service creates a joint venture, partnership or agency between Sprint and Customer. Customer is the service provider with respect to End Users. Sprint is merely a supplier to Customer with no relationship to End Users.


                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

8. USE OF NAME AND MARKS. This Agreement confers no right to use the name, service marks, trademarks, copyrights, patents or CIC of either Party except as expressly provided herein. Neither Party shall take any action which would compromise the registered copyrights or service marks of the other.

Sprint's name is proprietary and nothing herein constitutes a general license authorizing its use. Customer may not: (a) promote or advertise Sprint's name or capabilities to End Users or prospective End Users; (b) attempt to sell its service using Sprint's name; or (c) represent to End Users or prospective End Users that they would be Sprint customers or that they may obtain Sprint service from Customer.

Sprint shall provide Customer written notice of a breach of this paragraph. Customer shall use its best efforts to immediately cure such breach, advising Sprint of its actions. If, in Sprint's opinion, Customer fails to effect a cure within 30 days of Sprint's notice, then Sprint may, at its option, terminate the Agreement pursuant to Subparagraph 4.2.

Sprint's provision of Network Extension Service may result in End Users being notified by their LEC that Sprint is their designated PIC. Therefore, to avoid confusion and potential "slamming" complaints, Sprint hereby authorizes Customer to use Sprint's name under the following conditions to provide End Users from whom Customer has obtained a PIC Authorization with a fulfillment piece containing the following Notice (the "Notice"):

        We want to affirm how _____ will provide your long distance service. Although _____ will provide your invoice and customer service, we use major national carriers to actually carry your long distance calls.

        After subscribing to our service, you may receive a notice from your local phone company which says that your long distance "Carrier of Choice" is Sprint. _____ has selected Sprint as the long distance network provider it will use to handle your calls. That selection was based on your quality and price requirements. If you have any questions about your order, please call our toll free customer service number, 1-800-___-____.

If Customer subscribes to Sprint Express, calls placed by End Users to the Sprint ITFS number will be answered "Sprint operator." This may cause confusion if the End User does not know its calls are being carried on the Sprint network. Therefore, to avoid such confusion, Sprint hereby authorizes Customer to provide End Users who use Sprint Express with a fulfillment piece containing the following notice (the "Sprint Express Notice"): "International call origination may be provided by a Sprint operator." Sprint may withdraw consent to use the Sprint Express Notice upon 10 days written notice.

Customer shall obtain Sprint's prior written approval of any fulfillment piece in which the Notice or the Sprint Express Notice will appear.

9.  SERVICE.  Services provided hereunder are described in Exhibit 2.

10. LEGAL COMPLIANCE: REMEDIES FOR NON-COMPLIANCE.

10.1. Customer represents and warrants that (a) it has obtained all licenses and regulatory authority necessary to operate as contemplated herein and (b) it will not submit an End User ANI for activation without obtaining and maintaining a proper PIC Authorization.

10.2. If, in Sprint's opinion reasonably exercised and determined, Customer materially breaches this paragraph, Sprint may (a) terminate this Agreement pursuant to Subparagraph 4.1(e), (b) reject End User ANIs submitted by Customer for placement under its account, and/or (c) discontinue Promotional Discounts; provided, however, that Sprint's shall give Customer 30 days notice and an opportunity to cure prior to electing option (a) or (c) above. If Sprint elects option (b) or (c), it will resume accepting ANIs and/or reinstate Promotional Discounts only after Customer produces evidence satisfactory to Sprint that it has cured its breach.

11.  CUSTOMER RESPONSIBILITIES.

11.1. Customer shall not be relieved of any obligation hereunder by virtue of the fact that Service is ultimately used by End Users.

11.2. Customer shall produce for Sprint's inspection, at Customer's expense, any PIC Authorization within 48 hours after Sprint's written request (which may be provided by fax), or within any shorter period required by a LEC or regulatory agency. If Customer fails to comply with this subparagraph then Spring may (a) discontinue Promotional Discounts and/or (b) refuse to activate additional ANIs under Customer's account.

11.3. Customer shall reimburse Spring for any charge assessed by a LEC for processing a PIC request initiated by Customer and pay Sprint a PIC Assessment Fee equal to 25% of such charge.

11.4. Customer shall be solely responsible for End User solicitation, service requests, creditworthiness, customer service, billing and collection.

11.5. Customer shall be financially liable for usage excluding 700/900 calls generated by each End User ANI activated by Sprint until such ANI is presubscribed to another IXC. Customer may request Sprint to block Network Extension Service to an ANI upon the End User's failure to pay Customer, subject to Customer's prior certification to Sprint that it has given the End User any notice required by law.

11.6. Customer shall be solely liable for amounts it cannot collect from End Users, and billing adjustments it grants End Users, including adjustments for fraudulent charges, directory assistance or any other form of credit.

11.7. Customer shall comply with Sprint's network interface procedures when it orders its own access facilities.

12. SERVICE ACTIVATION. Sprint will use reasonable efforts to provide switched Service within 15 days, and dedicated Service within 30 days, following Customers order, or the requested delivery date, whichever is later. These deadlines will be extended by the time it takes to address activation errors or obtain from Customer a complete and accurate order or PIC Authorization. Customer shall reimburse Sprint for LEC imposed fees resulting from a request to expedite Service.

13.  PRICING; FORWARD PRICING; GENERAL CONDITIONS.

13.1. Pricing. Resale Solutions Base Rates and Promotional Discounts are contained in the Attachments hereto.

13.2. Prices in Lieu of Other Discounts. Resale Solutions Base Rates and Promotional Discounts are extended in lieu of any other Tariff or

                  SPRINT PROPRIETARY INFORMATION - RESTRICTED contractual discount, special pricing, or discount term plan. Discounts upon discounts are only permitted if expressly provided for herein.

13.3. Prices Contingent on Performance. Resale Solutions Base Rates and Promotional Discounts are contingent on Customer's full performance of all terms of the Agreement. If Customer fails to pay the undisputed portion of an invoice pursuant to Paragraph 17, all Service for which payment is past due may, at Sprint's option, be priced at Resale Solutions Base Rates.

13.4. Per Minute Charges. Resale Solutions Base Rates are invoiced based on Per Minute Charges utilizing the Rate Periods and Billing Increments in Attachment B.

13.5. Non-Bell Switched Origination, Termination and 800 Origination Charges. Customer shall pay the charges specified in Attachment B for each originating minute and each terminating minute of an interstate call that originates and/or terminates in a Non-Bell Service Area.

13.6. Switched Origination, and Termination Charges. Customer shall pay the charges specified in Attachment B for each originating minute and each terminating minute of an interstate call.

13.7. Promotional Pricing Levels. Customer will receive Discount One and Discount Two discounts applied only to Rate Elements as provided in Attachments C and D.

13.8. Forward Pricing. As a transition to the pricing hereunder, Discount Two discounts may be based for a period of time on the greater of Customer's actual Discount Two Monthly Volume of Service or a specified Forward Pricing Volume of Service. The Forward Pricing Volume of Service and the period during which it may be applied are specified in Attachment A.

13.9. Pricing Contingent on Primary Carrier Status. Pricing hereunder is contingent on Customer utilizing Sprint as its Primary Carrier for the Primary Carrier Services listed in Attachment A.

If 800 Service is a Primary Carrier Service then Customer shall designate Sprint as its Primary Carrier in the 800 Service Management System database for all interstate 800 traffic that is not originated directly by Customer.

Customer shall maintain adequate connectivity to Sprint during the Term to insure that, on a monthly basis, 95% of Customer's qualified usage is delivered to Sprint for (a) domestic originations and terminations and (b) international terminations subject to Primary Carrier Status. Upon written notice by Sprint that Customer is in breach of this section, Customer shall use best efforts to place orders with Sprint for adequate access facilities to promptly cure such breach. If Customer fails to comply with the requirements of this section within 30 days following notice from Sprint, then Customer shall, at Sprint's option, pay a 20% surcharge on all Service purchased under this Agreement until cured.

Customer will only provision orders on Customer's CIC, and those CICs will only be pointed at either Sprint or Midcom switches, excluding orders subject to Primary Carrier Status.

14.  SURCHARGES.

14.1. Minimum Commitment Surcharge. If Customer fails to generate Net Usage of at least $75,000,000 by March 31, 2000, Customer shall pay Sprint a surcharge for Service purchased prior to that date under the Agreement (the "Minimum Commitment Surcharge"). The Minimum Commitment Surcharge shall be equal to 25% of the difference between (a) the Net Usage actually generated by customer between September 31, 1996, and March 31, 2000, and (b) $75,475,000. Any Minimum Commitment Surcharge owed by Customer shall be invoiced by Sprint, and paid by Customer, as part of the final invoice issued for Service provided under the Agreement.

14.2. LEC Cap Surcharge. Any month Customer exceeds the Maximum Non-Bell Traffic Percentage specified in Attachment B for any Service type, Customer shall pay Sprint the per minute surcharge for such Service specified in Attachment B for each minute above the Maximum Non-Bell Traffic Percentage that originates from or terminates to a Non-Bell Service Area. Maximum Non-Bell Traffic Percentages will be calculated independently for originating and terminating minutes at each Product Hierarchy Level.

14.3. Minimum Average Time Requirement Surcharge. Any month Customer fails to equal or exceed the Minimum Average Time Requirement specified in Attachment B for Services specified in Attachment B, then Customer shall pay Sprint a per minute surcharge on such usage equal to (a) the per minute surcharge specified in Attachment B multiplied by (b) the difference between (i) the number of minutes the Service was used and (ii) the number of calls using the Service multiplied by the Minimum Average Time Requirement. This surcharge shall be calculated at each Product Hierarchy Level.

14.4. Noncomplete Call Surcharge. Any month Customer exceeds the Maximum Noncomplete 800 Call Percentage for interstate Resale Direct Toll Free, Resale Direct Toll Free Extension, and/or interstate Resale Connect Toll Free traffic as stated on Attachment B, Customer shall pay Sprint a surcharge equal to the amount stated in Attachment B for each Noncomplete 800 Call in excess of the Maximum Noncomplete 800 Call Percentage. This surcharge shall be calculated at each Product Hierarchy Level.

14.5 Minimum Port Usage Surcharge. Any month Customer fails to equal or exceed the Minimum Port Usage per Active Resale Direct Port as stated on Attachment A, Customer shall pay Sprint a surcharge on its Ultra WATS usage equal to the difference between (a) Customer's actual Net Usage for Resale Direct Service and
(b) the Minimum Port Usage multiplied by the total number of Active Resale Direct Ports. This surcharge shall be calculated at each Product Hierarchy Level.

15. SERVICE CHARGES. Customer shall pay Sprint a $25 service charge for each End User ANI or 800 number Customer submits for activation (a) that Sprint determines lacks a proper PIC Authorization or (b) that requires Sprint to disconnect or transfer such ANI or 800 number from Sprint's data base before placing it within Customer's CTIS hierarchy. However, the service charge provided for in 15(b) will be waived if such End User ANIs, or 800 numbers, do not exceed 15% of the total ANIs, or 800 numbers, submitted by Customer during the previous 90 days.

16.  SPECIAL RATE ADJUSTMENTS.

16.1 Sprint may, after 60 days notice to Customer, adjust the price of any terminating international country provided hereunder to reflect changes in international net settlements or currency exchange rates on a specific country by country basis, provided, however, in the event Sprint increases the price of Services, Sprint will reduce Customer's minimum commitment for outbound international Services by an amount equal to (1) the average monthly amount billed by Sprint to Customer for such Services over the three previous months multiplied by (2) the number of months remaining in the term of the overall commitment.

16.2. From September 1, 1996 through March 31, 1997, the price of Service provided hereunder is capped by [*]. Effective April 1, 1997, Sprint will match [*]. Since [*] fluctuate. Customer shall notify Sprint of increases and decreases in such rates. This notice shall include documentation acceptable to Sprint to substantiate that the change has occurred. [*].

17.  PAYMENT FOR SERVICE.

17.1. Payment Obligation. Customer shall pay Sprint for Service pursuant to the terms of this Agreement and applicable Tariffs.

17.2. Call Detail. Sprint daily will provide Customer with the prior day's daily call detail via NDM, as well as weekly Carrier Transport tapes containing Customer's Service usage. Sprint may, at it's option, and without liability to Customer, modify the format of the call detail media following 30 days written notice to Customer.

17.3. Payment Procedure. Sprint will invoice Customer monthly for Service provided hereunder. Invoices shall be due and payable upon receipt. Undisputed charges for Service that are not paid within 45 days after Customer's receipt of the invoice shall be past due. Interest will be charged on past due amounts beginning the 46th day following Customer's receipt of the invoice at a rate equal to the lesser of 18% per annum of the maximum rate allowed by law.

The price of Service is exclusive of applicable taxes. Resale Solutions Base Rates and Promotional Discounts are contingent on Customer providing Sprint with certificates from appropriate taxing authorities exempting Customer from taxes that would otherwise be invoiced hereunder.

17.4. Billing Disputes. If Customer in good faith disputes any invoiced amount, it shall submit to Sprint, within 30 days following receipt of the invoice, full payment of the undisputed portion of the invoice and written documentation indentifying and substantiating the disputed amount. If the Parties, in good faith, cannot resolve the dispute within a reasonable period of time, then the dispute shall be settled by arbitration pursuant to Paragraph 22.

18. PAYMENT SECURITY. Provision of Service is contingent on credit approval by Sprint. Upon request by Sprint, Customer shall provide Sprint with financial statements, or other indications of Customer's financial circumstances. If Customer's financial circumstances or payment history is or becomes unacceptable to Sprint, then Sprint may require a deposit, irrevocable letter of credit or other form of security acceptable to Sprint. Sprint's acceptance of the form and amount of security offered by Customer shall be based on usual commercial practices and standards. Customer's failure to provide such security within 20 days following Sprint's request shall constitute a default under Subparagraph 4.2.

19. INDEMNIFICATION. Each Party (as "Indemnitor") shall indemnify, defend and hold harmless the other Party (as "Indemnitee") from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including ordinary, necessary and reasonable attorney's fees) resulting from
(a) breach of any provision in this Agreement by Indemnitor, its employees or agents, or (b) any misrepresentation or illegal act of Indemnitor, its employees or agents, arising out of the Indemnitor's performance hereunder.

Except as the result of a negligent act of omission or commission by Sprint, Customer shall indemnify, defend and hold Sprint harmless from and against any and all liabilities, costs and damages (including ordinary, necessary and reasonable attorney's fees) resulting from any claim arising out of: (i) use of Service by Customer to extend its service to End Users; (ii) use of Service by Customer or End Users; (iii) libel, slander, or patent or trademark infringement arising from the combination or use of Service with Customer provided service or facilities; or (iv) Customer's marketing, advertising, sales or promotional activities.

20. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, INCLUDING LOSS OF PROFITS, LOSS OF CUSTOMERS OR GOODWILL ARISING FROM THE RELATIONSHIP OR CONDUCT OF BUSINESS HEREUNDER.

21. WARRANTIES. WARRANTIES AND REMEDIES SET FORTH IN THE AGREEMENT AND SPRINT'S TARIFFS ARE THE ONLY WARRANTIES AND REMEDIES WITH RESPECT TO THE SERVICE, AND ARE IN LIEU OF ANY OTHER WARRANTY, WRITTEN OR ORAL, STATUTORY EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

22. ARBITRATION. Any dispute arising out of or relating to the Agreement will be finally settled by arbitration in accordance with the rules of the American Arbitration Association. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Sec. 1, et. seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction. The arbitration will be held in the Kansas City, MO metropolitan area.

23. NOTICES. Notices, requests or other communications (excluding invoices) hereunder shall be in writing and sent by certified mail addressed as follows:


     If to Sprint:      Sprint Communications Company
                        5420 LBJ Freeway, Suite 1700
                        Dallas, TX 75240
                        Attention: Vice President-Wholesale Services




                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

  With copy to:   Sprint Communication Company
                  8140 Ward Parkway
                  Kansas City, MO 64114
                  Attention: Vice President Law-Marketing/Sales

  If to Customer: MIDCOM Communications, Inc.
                  1111 Third Avenue, Suite 1600
                  Seattle, WA 98101
                  Attention: President and Chief Executive Officer

  With copy to:   MIDCOM Communications Inc.
                  1111 Third Avenue, Suite 1600
                  Seattle, WA 98101
                  Attention: General Counsel

24. ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity without the prior written consent of the other Party, which consent shall not be unreasonably withheld.

25. EXCUSABLE DELAY. In the event of an Excusable Delay the performance obligations of the Parties hereunder shall be suspended and the Term shall be extended for a period of time equal to the length of such delay; provided, however, the affected Party shall promptly notify the other Party of the nature of the delay and the estimated time that it will continue. If an Excusable Delay continues for more than 90 days and has a material adverse impact on the other Party, such other Party may, at its option and upon written notice to the other Party, terminate this Agreement without liability other than payment for Service provided prior to termination. Notwithstanding the foregoing, neither Party may invoke this paragraph with regard to any event listed in Paragraph 4 or to delay performance of Paragraphs 17 or 18.

26. CAPTIONS. Captions of the paragraphs and subparagraphs herein are for convenience only, are not part of the Agreement and shall not define or limit any of the Agreement's terms.

27. CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Kansas.

28. RULES OF CONSTRUCTION. No rule of construction requiring interpretation against the draftsman shall apply in the interpretation of this Agreement.

29. ENTIRE AGREEMENT. This Agreement, together with the attached Exhibits and Attachments, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements between the Parties relating to the Service.

30. MODIFICATION OF AGREEMENT. This Agreement, including its Exhibits and Attachments, may be amended, modified or supplemented only by a separate written document executed by both Parties with the formality of this Agreement.

31. WAIVER OF TERMS. No term or provision herein shall be waived, and no breach or default excused, unless such waiver or consent is in writing and signed by the Party to which it is attributed. No consent by a Party to, or waiver of, a breach or default by the other, whether express or implied, shall constitute a consent to, or waiver of, any subsequent breach or default.

32. PARTIAL INVALIDITY. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render the Agreement unenforceable, but rather the Agreement shall be construed as if not containing the invalid or unenforceable provision. However, if such provision is an essential element of this Agreement, the Parties shall promptly attempt to negotiate a substitute therefor.

33. CUMULATIVE REMEDIES. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or in equity.

34.  [*]

35.  [*]


                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

[*]

[*]

36. EXPIRATION OF OFFER. Sprint's offer to enter into this Agreement shall be withdrawn if the Agreement is not executed by both Parties within 45 days after the Proposal Date stated on Attachment A.



EXECUTED and made effective as provided herein.



MIDCOM COMMUNICATIONS, INC.               SPRINT COMMUNICATIONS COMPANY L.P.
------------------------------
(Customer)


By: /s/ J. T. CALDWELL                    By: /s/  R. MICHAEL FRANZ
   ---------------------------               -----------------------------------
                                             R. Michael Franz
Title:  Senior Vice President                President, Wholesale Services Group
      ------------------------

Date:  January 20, 1997                   Date:  February 11, 1997
     -------------------------                   -------------------------


                                           APPROVED

                                             SPRB


                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                   EXHIBIT 1

                                  DEFINITIONS

Capitalized terms appearing in bold print in the Agreement, its Exhibits and Attachments are defined as follows:

"ACTIVE RESALE DIRECT PORT" means a Customer access port (DS-0 equivalent) connected to Sprint and activated as Resale Direct SERVICE.

"ANI" means a calling telephone number identification which is forwarded to an IXC by a LEC as a call is placed.

"ASSOCIATED LOCATION" means a physical premise to or from which Sprint provides SERVICE which is: (a) owned or leased by Customer; (b) occupied by a business in which Customer has an equity interest of at least a 25%; or (c) occupied by a franchisee of Customer.

"ATTACHMENT" means a supplement attached to, and a part of, the Agreement.

"BILLING INCREMENT" means a TARIFFED billing increment, unless otherwise stated in ATTACHMENT B.

"BONA FIDE OFFER" means at least two current, independent, written offers to provide Direct international outbound service to a TOP 30 COUNTRY that: (i) are submitted to Customer by separate QUALIFIED CARRIERS, one of which must be a TIER A CARRIER: and (ii) contain rates for outbound international services that are at least 5% lower than the rates for such services provided in the Agreement.

"CALLING CARD" means a card issued to an END USER in Customer's name containing an authorization code that the END USER may use to originate calls over Sprint's network as provided in EXHIBIT 2.

"RESALE CONNECT FONCARD SERVICE" means a SERVICE consisting of a Sprint authorization code incorporated into Customer's CALLING CARD which, together with Customer's service enhancements, is provided to End Users for use in originating calls over Sprint's network as provided in EXHIBIT 2.

"RESALE SOLUTIONS BASE RATES" means the prices provided herein for Resale Solutions Service.

"RESALE SOLUTIONS SERVICE" means switched Service purchased under the Agreement and invoiced under CTIS.

"CIC" means an IXC carrier identification code.

"CTIS" means Sprint's Carrier Transport Invoicing System.

"DAY RATE PERIOD" means the TARIFF day rate period unless otherwise specified herein.

"DISCOUNT ONE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT ONE MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at RESALE SOLUTIONS BASE RATES.

 "DISCOUNT ONE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at each PRODUCT HIERARCHY LEVEL, for a specific RATE ELEMENT priced at RESALE SOLUTIONS BASE RATES.

"DISCOUNT RATE PERIOD" means the TARIFF international discount rate period unless otherwise specified herein.

"DISCOUNT THREE" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT THREE MONTHLY VOLUME OF SERVICE and (2) is applied at the PRODUCT HIERARCHY LEVEL or the SERVICE HIERARCHY LEVEL to interstate or international usage to the LATAs or countries specified in ATTACHMENT C.

"DISCOUNT THREE MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the PRODUCT HIERARCHY LEVEL or SERVICE HIERARCHY LEVEL, of interstate or international minutes to the specific LATAs or countries identified in ATTACHMENT C and priced based on the usage levels and RATE PERIODS specified in ATTACHMENT C.

"DISCOUNT TWO" means a RATE ELEMENT specific discount that (1) is based on Customer's DISCOUNT TWO MONTHLY VOLUME OF SERVICE and (2) is applied to usage at the SERVICE HIERARCHY LEVEL that has been priced at RESALE SOLUTIONS BASE RATES less DISCOUNT ONE discounts.

"DISCOUNT TWO MONTHLY VOLUME OF SERVICE" means the volume of Customer's monthly usage, at the MASTER HIERARCHY LEVEL, of all (1) RESALE SOLUTIONS SERVICES, including directory assistance SERVICES, priced at RESALE SOLUTIONS BASE RATES after the application of DISCOUNT ONE discounts, but prior to the application of DISCOUNT TWO discounts, of all (2) CLEARLINE DS1 AND DS3 Private Line IXC charges, and of all (3) OPERATOR SERVICES charges. DISCOUNT TWO MONTHLY VOLUME OF SERVICE does not include RESALE SOLUTIONS SERVICE charges that are not based on usage, any charge associated with access (dedicated or non-dedicated), facilities charges, any usage related fixed charge, any non-recurring charge such as installation charges, taxes, surcharges, transfer fees, or interest. Clearline DS1 and DS3 Private Line IXC charges and Operator Service charges will contribute to the DISCOUNT TWO MONTHLY VOLUME OF SERVICES one month in arrears.

"EARLY TERMINATION CHARGE" means the charge imposed for terminating the Agreement prior to expiration of the Term as provided in Paragraph 5 thereof.

"ECONOMY RATE PERIOD" means the Tariff international economy rate period.

[*]

"END USER" means a customer of Customer to whom Sprint extends NETWORK EXTENSION SERVICE at a NON-ASSOCIATED LOCATION.

-----------------------------

                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

"EVENING RATE PERIOD" means the Tariff evening rate period unless otherwise specified herein.

"EXCUSABLE DELAY" means any event that prevents a Party from performing its obligations hereunder and that is beyond the reasonable control and without the fault or negligence of such Party.

"EXHIBIT" means a supplement attached to, and a part of, the Agreement.

"FORWARD PRICING VOLUME OF SERVICE" means the volume of service specified in ATTACHMENT A upon which DISCOUNT TWO discounts may be based as provided in Subparagraph 13.8 of the Agreement.

"INTERSTATE ADJUSTMENT" means the adjustment under Subparagraph 6.2 to the invoice for interstate usage that is based on the level of intrastate usage.

"INTERSTATE ADJUSTMENT RATE" means the rate identified in ATTACHMENT D that is used to determine the INTERSTATE ADJUSTMENT as provided in Subparagraph 6.2.

"IXC" means interexchange carrier.

"LEC" means local exchange carrier.

"MASTER HIERARCHY LEVEL" means billing hierarchy level 1.

"MAXIMUM NONCOMPLETE 800 CALL PERCENTAGE" means, for each month, for each Service type, the ratio, expressed as a percentage, of (i) the aggregate number of NONCOMPLETE 800 CALLS during such period divided by (ii) the aggregate number of 800 calls during such period. This percentage shall be calculated at each PRODUCT HIERARCHY LEVEL.

"MAXIMUM NON-BELL TRAFFIC PERCENTAGE" means, for each month, the ratio, expressed as a percentage, of (i) the number of minutes during such period that originate from, or terminate in, a NON-BELL SERVICE AREA, divided by (ii) the total number of minutes during such period. MAXIMUM NON-BELL TRAFFIC PERCENTAGES will be calculated independently for originating and terminating minutes at the PRODUCT HIERARCHY LEVEL.

"MINIMUM AVERAGE TIME REQUIREMENT" means the minimum average call duration, expressed in minutes, for SERVICES as specified in ATTACHMENT B. MINIMUM AVERAGE TIME REQUIREMENT calculations will be made at each PRODUCT HIERARCHY LEVEL.

"MINIMUM COMMITMENT" means the minimum monthly usage commitment stated on ATTACHMENT A. The calculation to determine whether Customer has met the MINIMUM COMMITMENT shall be based on Customer's invoiced NET USAGE.

"MINIMUM PORT USAGE" means the minimum NET USAGE for Resale Direct Service stated on ATTACHMENT A that Customer shall generate per ACTIVE RESALE DIRECT PORT.

"NETWORK EXTENSION SERVICE" means SERVICE that Sprint extends to the NON-ASSOCIATED LOCATION of an END USER.

"NET USAGE" means the monthly amount invoiced for use of a SERVICE net of DISCOUNT ONE, DISCOUNT TWO and DISCOUNT THREE discounts. NET USAGE includes the following as they apply to particular SERVICES: monthly per-minute usage charges invoiced under the Agreement; route advance charges; real time ANI charges; switched origination and termination charges; directory assistance charges; MINIMUM AVERAGE TIME REQUIREMENT SURCHARGES; Noncomplete Call Surcharges; FONcard surcharges; and LEC Cap Surcharges.

"NIGHT/WEEKEND RATE PERIOD" means the TARIFF night/weekend rate period unless otherwise specified herein.

"NONCOMPLETE 800 CALL" means an attempted Resale Connect Toll Free, Resale Direct Toll Free, or Resale Direct Toll Free Extension call that is not completed to the called number for any reason.

"NON-ASSOCIATED LOCATION" means any physical premise to or from which Spring provides SERVICE that is not an ASSOCIATED LOCATION.

"NON-BELL SERVICE AREA" means the geographic service area of any "independent" LEC which is not a Bell Operating Company.

"OFF PEAK RATE PERIOD" means (a) the EVENING RATE PERIOD and the NIGHT/WEEKEND RATE PERIOD for interstate traffic and (b) the DISCOUNT RATE PERIOD and ECONOMY RATE PERIOD for international traffic.

"PEAK RATE PERIOD" means (a) the DAY RATE PERIOD for interstate traffic and
(b) the STANDARD RATE PERIOD for international traffic.

"PER MINUTE CHARGE" means the per minute charge for SERVICE as set forth in EXHIBIT C based on RATE PERIODS and BILLING INCREMENTS stated in ATTACHMENT B.

"PIC" means primary interexchange carrier.

"PIC AUTHORIZATION" means an END USER'S selection of a PIC that meets the requirements of federal and state law.

"PRIMARY CARRIER" means the IXC designated by Customer as its first routing choice and primary overflow carrier; provided, however, that Sprint will not be designated as customer's "PRIMARY CARRIER" for (i) services which Customer is obligated to place under pre-existing contracts with other interexchange carriers; until such time that the initial term expires (i.e., Customer agrees not to renew the term of these agreements and will transition all services to Sprint upon expiration or termination of these agreements), (ii) services carried on Customer's own private line network connected to customers switching platform, (iii) local access/egress used to transport calls to or/and from customers switching platform, (iv) services which Sprint elects not to provide to Customer including the provisions of Section 35 herein. For purposes of this Agreement, the PRIMARY CARRIER requirement will commence November 1, 1996 and continue throughout the remainder of the TERM.

"PRIMARY CARRIER SERVICE" means the Service specified in ATTACHMENT A for which sprint shall be Customer's PRIMARY CARRIER.

"PRODUCT HIERARCHY LEVEL" means the fifth level in the Customer billing hierarchy, and is directly above the SERVICE HIERARCHY LEVEL which ties like SERVICES together for purposes of reporting. Each PRODUCT HIERARCHY LEVEL is considered independently for calculation and application of DISCOUNT ONE, LEC Cap Surcharges, MINIMUM AVERAGE TIME REQUIREMENT Surcharges, NONCOMPLETE 800 Call Surcharges and MINIMUM PORT USAGE Surcharges.

                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

"PROMOTIONAL DISCOUNTS" is a collective reference to Discount One, Discount Two, Discount Three and Interstate Adjustments.

"PROPOSAL DATE" means the date indicated on Attachment A that the Agreement is offered by Spring to Customer.

"PROPRIETARY INFORMATION" means (a) written information of a Party which is clearly and conspicuously marked as proprietary or confidential or which is accompanied by written notice that such information is confidential, or (b) a verbal communication which is subsequently confirmed in writing to the other Party as confidential or proprietary information which (i) is maintained in confidence and secrecy by the disclosing Party, (ii) is valuable to the disclosing Party because of such confidence or secrecy, and (iii) is subject to the disclosing Party's reasonable efforts to maintain such confidentiality and secrecy. PROPRIETARY INFORMATION shall not include information which (1) is at any time in the public domain other than through wrongdoing on the part of an entity owing a duty of confidentiality to the disclosing Party, (2) is within legitimate possession of the receiving Party without obligation of confidentiality, (3) is lawfully received from a third party having rights therein without restriction of the right to disseminate the information, (4) is independently developed without breach of any obligation of confidentiality through parties without access to or knowledge of such PROPRIETARY INFORMATION,
(5) is disclosed with prior written approval of the other Party, (6) is transmitted after the disclosing Party has received written notice from the receiving Party that it does not desire to receive further PROPRIETARY INFORMATION, or (7) is obligated to be produced under order of a court of competent jurisdiction.

"QUALIFIED CARRIER" means either a TIER A CARRIER or TIER B CARRIER.

"RATE ELEMENT" means a jurisdictional element of the rate for a particular Service. For example, RESALE DIRECT rates consist of separate RATE ELEMENTS for interstate, intrastate, Canada, Mexico domestic, Mexico international, other international, and directory assistance usage.

"RATE PERIODS" is a collective reference to the DAY RATE PERIOD, DISCOUNT RATE PERIOD, ECONOMY RATE PERIOD, EVENING RATE PERIOD, NIGHT/WEEKEND RATE PERIOD, OFF PEAK RATE PERIOD, PEAK RATE PERIOD, and STANDARD RATE PERIOD.

"SERVICE" means the service identified in the EXHIBITS and ATTACHMENTS that Sprint shall provide and Customer shall purchase hereunder.

"SERVICE HIERARCHY LEVEL" means the sixth and lowest level in the Customer's billing hierarchy.

"STANDARD RATE PERIOD" means the Tariff standard rate period for international Service unless otherwise specified herein.

"TARIFF(S)" means any applicable tariff filed by Sprint with the Federal Communications Commission for interstate or international Service (including Tariff revisions) and/or any applicable tariff filed with a state regulatory commission for INTRASTATE SERVICE. Should Sprint no longer file TARIFFS in order to provide SERVICE, the TARIFF shall mean the standard rate tables and terms and conditions that replace such TARIFFS.

"TERMS" means the term of the Agreement as provided in Paragraph 3 thereof.

"TIER A CARRIER" means AT&T, MCI, WorldCom, Cable & Wireless and LCI.

"TIER B CARRIER" means one of the three interexchange carriers providing international service, other than a TIER A CARRIER, that Customer designates as the three TIER B CARRIERS for a particular quarter.

"TOP 30 COUNTRY" means a country identified by Customer on or before April 1, of each year as one of the top 30 countries to which customer has available Direct international outbound traffic as billed under Carrier Transport Invoicing System. Each Mexico rating band will be considered a country.

                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                   EXHIBIT 2

                                    SERVICES
                                    --------

The following Services are provided pursuant to the Agreement.

1.  OUTBOUND SERVICE.

1.1 RESALE DIRECT and RESALE DIRECT EXTENSION. Resale Direct and Resale Direct Extension is provided hereunder for switched outbound traffic with interstate or international termination that originates over dedicated special access
(DS-1 or DS-3) circuits.

1.2. RESALE DIRECT. Resale Direct is Service subscribed to, and paid for, by Customer that originates from an Associated Location. Carrier Ultra WATS may be obtained only by a carrier with its own CIC.

1.3. RESALE DIRECT EXTENSION. Resale Direct Extension is Service subscribed to, and paid for, by Customer but connected directly to a Non-Associated Location.

1.4. RESALE CONNECT ONE PLUS. Resale Connect One Plus is provided hereunder for switched access outbound traffic utilizing Feature Group D protocol having interstate or international termination.

2.  TOLL FREE SERVICE.

2.1. RESALE DIRECT TOLL FREE and RESALE DIRECT TOLL FREE EXTENSION. Resale Direct Toll Free and Resale Direct Toll Free Extension is provided hereunder for Customer switched inbound traffic with interstate or international origination that terminates over dedicated special access (DS-1 or DS-3) circuits.

2.2. RESALE DIRECT TOLL FREE. Resale Direct Toll Free is Toll Free Service subscribed to, and paid for, by Customer that terminates to an Associated Location. Resale Direct Toll Free may be obtained only by a carrier with its own CIC.

2.3. RESALE CONNECT TOLL FREE EXTENSION. Resale Connect Toll Free Extension is Toll Free Service subscribed to, and paid for, by Customer but connected directly to an Non-Associated Location.

2.4. RESALE CONNECT TOLL FREE. Resale Connect Toll Free is provided hereunder for switched inbound traffic, terminating on Feature Group D protocol, having interstate or international origination.

2.5. INTERNATIONAL TOLL FREE ORIGINATION. International Toll Free Service ("ITFS") shall be provided subject to availability. Because of a limited quantity of Toll Free numbers in some countries, Sprint may, as it deems appropriate, after 30 days notice, disconnect any ITFS number which does not generate at least 60 minutes of usage during any period of three consecutive months. ITFS traffic must be terminated directly in the continental U.S. If reorigination occurs, ITFS traffic is subject to foreign PTT interruption and is beyond Sprint's control. ITFS Service shall be provided pursuant to Tariff, including rates, discounts and Toll Free number charges, unless otherwise provided herein.

3.  FONVIEW.  FONview is not available for Service billed under CTIS.

4.  DIRECTORY ASSISTANCE.

4.1. INTERSTATE. Interstate directory assistance provided hereunder must have a domestic origination over Customer's circuits. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in LEC directory assistance charges.

4.2. INTERNATIONAL. International directory assistance is provided pursuant to Tariff. International directory assistance must have a domestic origination over Customer's circuits and request numbers must be located in the countries listed in Sprint's FCC Tariff 1, Section 2.1. International directory assistance may be obtained by calling a Sprint operator who will request the number from the appropriate country's international operator. Sprint may modify directory assistance prices provided in the Agreement to reflect changes in directory assistance charges of other countries.

4.3. TOLL-FREE DIRECTORY LISTINGS. Customer's Toll Free numbers shall not be eligible for any toll-free directory listing at Sprint's expense.

5.  RESALE CONNECT FONCARD SERVICE

5.1 Resale Connect FONCard Service consists of an authorization code issued by Sprint which Customer will incorporate into a Calling Card. The Calling Card, together with Customer provided service enhancements, will be provided in Customer's name to End Users who may use the card to originate calls over Sprint's network in the contiguous U.S. and selected countries. Sprint will transport Customer's Calling Card traffic with the same quality as Sprint FONcard traffic.

5.2. Availability. Resale Connect FONCARD Service is provided subject to (a) availability and compatibility of facilities, (b) Customer fulfillment, and (c) 800 access origination, which Customer agrees may be withheld by Sprint in certain LATAs because of facility constraints.

5.3. Activation. Sprint will provide Customer with activated authorization codes to be imprinted on Customer's Calling Cards. The codes will be provided within 30 days following Customer's request and notice to Sprint of Customer's fulfillment vendor.

5.4. Toll Free Access. Customer may elect Calling Card access to a Sprint operator using either a "Generic" or "Branded" Toll Free access number. The operator response to a Generic Toll Free call will be similar to: "Long Distance, may I help you?" Calls to a Branded access number will be answered by an operator assigned exclusively to Customer. Operator response to Branded access calls will be similar to "(Customer) Long Distance Operator."

Customer shall pay a non-recurring charge for establishing account access as provided in Attachment B.

5.5. Service Representative. Sprint will designate a representative to provide Customer service. This representative will not be available for direct contact by End Users.

5.6. Non-Emergency Deactivation. Sprint will advise Customer of the process for requesting non-emergency deactivation of an authorization




                  SPRINT PROPRIETARY INFORMATION - RESTRICTED code. Sprint may periodically deactivate unused authorization codes to minimize potential fraud. Sprint will notify Customer of any such deactivation. Emergency deactivation is provided for in Subparagraph 5.9 of this Attachment.

5.7. Remedy for Service Failure. Notwithstanding anything to the contrary in Subparagraph 4.1(e) of the Agreement, Customer's sole and exclusive remedy for failure of a particular Resale Connect FONcard Service shall be discontinuation of the affected Service subject to Paragraph 25 of the Agreement.

5.8. Customer Obligations. Customer shall, at Customer's expense: (a) design, manufacture and distribute its Calling Cards; (b) solicit End Users in its own name in compliance with Paragraph 8 of the Agreement; (c) address End User service requests; (d) determine End User creditworthiness; (e) define its relationship with End Users relative to its Calling Card Service by tariff or contract; (f) provide Calling Card fulfillment using a bonded fulfillment vendor; (g) supply its fulfillment vendor with necessary End User information;
(h) maintain its own End User data base; (i) provide End User customer service, billing and collection; (j) maintain its own End User customer service number, which shall be printed on each Calling Card; (k) establish internal Calling Card management procedures; (l) monitor for fraud and code abuse; and (m) cooperate and interface with Sprint to prevent fraud or code abuse as provided herein.

Customer shall provide Sprint with all order authorizations, service applications and information that Sprint requires to establish and maintain Resale Connect FONcard Service and proper invoicing.

Customer shall be liable for (a) all usage charged to an activated authorization code after the code is provided to Customer or its agent, (b) non payment by End Users, and (c) billing adjustments granted to End Users as provided in Subparagraph 11.6 of the Agreement.

Customer shall indemnify and hold Sprint harmless from any claim or damages resulting from Sprint's deactivation of an authorization code at Customer's request.

5.9. Code Abuse: Fraud: Emergency Deactivation. Sprint and Customer will cooperate to deter Calling Card fraud and code abuse. Sprint will monitor usage of Customer Calling Cards to detect fraud or code abuse in the same manner that it monitors FONcard usage of its own customers. This activity will not create any liability on the part of Sprint resulting from code abuse or fraud. Customer shall be liable for all usage charged to an activated authorization code that results from fraud or code abuse.

Spring will notify Customer of (a) the process Customer may use to obtain emergency deactivation of a lost or stolen Calling Card and (b) the process Sprint will use to notify Customer of suspected fraud or code abuse.

Customer shall maintain a 7 day per week, 24 hour per day, contact that Sprint will immediately notify if fraud or code abuse is suspected. Customer shall advise Sprint within 30 minutes after receiving such notice whether it wants the authorization code deactivated. If Sprint is unable to reach Customer's contact, or if Customer fails to respond to Sprint's notice within 30 minutes. Sprint may, in its discretion deactivate the authorization code and advise Customer of its actions. Sprint shall incur no liability for such deactivation.

Sprint shall be liable for calls charged to an authorization code after a period of 4 hours following an appropriate emergency deactivation request.

Requests for credit pursuant to this subparagraph shall be supported by appropriate documentation. Sprint will investigate and, in its discretion, either approve or reject such requests. Notwithstanding anything in Paragraph 18 of the Agreement, the amount of any credit request under this subparagraph shall not be deducted as a disputed charge prior to payment of an invoice.





                  SPRINT PROPRIETARY INFORMATION - RESTRICTED

                                 ATTACHMENT A-1

A.3. TERM OF AGREEMENT: 42 months. (effective September 1, 1996 through March 31, 2000) If the Agreement is executed by Customer prior to January 9, 1997, the price for Services provided hereunder will be applied systematically effective with the February 1997 usage invoice. Sprint will apply benchmark style credits for the September through January usage periods in order to approximate discounts due for these periods. Sprint and the Customer will work cooperatively to calculate these figures.

A.13.8. FORWARD PRICING - FORWARD PRICING VOLUME OF SERVICE

                Not Applicable

A.13.9. PRIMARY CARRIER REQUIREMENT. Customer shall utilize Sprint as its PRIMARY CARRIER for the following PRIMARY CARRIER SERVICES

                Direct
                Direct Toll Free
                Direct Extension
                Direct Toll Free Extension
                Connect One Plus
                Connect Toll Free
                International Toll Free Service

A.14.1  MINIMUM COMMITMENT:

                                Cumulative**
                Months      Net Usage Commitment
                ------      --------------------
                 1-7                $0
                 8-42               [*] ***

                ** All services sold by Sprint to Customer apply to this commitment, including Clearline Private Lines and Operator Services charges.

                *** Under no circumstances, shall the portion of the Cumulative Net Usage Commitment related to the $25,000 Monthly Account Charge be retired (especially by invoking an international commitment reduction as provided for in Paragraph 35,) except by payment of the outstanding Monthly Account Charges in full.

A.14.5. MINIMUM PORT USAGE: $100 Minimum Net Direct Usage Per Port

MONTHLY ACCOUNT CHARGE: Monthly recurring Account charge will be $25,000 until August 1, 1998.

PROMOTIONAL NDM CDR CHARGE; NDM CDR charges will be waived for one location only.

REPORTING REQUIREMENT

    Customer will send on a monthly basis a report summarizing the number of minutes by service type, jurisdiction and Carrier.

                            PROPRIETARY INFORMATION
[SPRINT LOGO]                     RESTRICTED                            12/20/96

                                 Attachment A-2

PROMOTIONAL ACF/COC/EFC CHARGES

        All ACF Charges will be waived.
        Monthly recurring COC charges will be waived.
        Monthly recurring EFC charges will be $5.50 per port when Customer utilizes Sprint's entrance facilities.

CIC DEPLOYMENT CHARGES

        All CIC deployment charges will be per Attachment A-4. These charges will be applied on a LATA by LATA basis as ordered by Customer.

T-1 INSTALLATION CHARGES

        Direct and Direct Extension T1 access installation charges (local loop, COC, and ACF) for New Accounts will be waived provided such T1s remain in service for a period of at least 12 months. Customer's applicable T1 installation charges will be credited to zero when installed, however, if an eligible T1 is taken out of service for any reason within 12 months of installation, Customer will be debited back a prorated portion of the amount that was originally credited up to $400.

A.14.6. INTERNATIONAL FORECAST SURCHARGE. To enable Sprint to adequately forecast demand for international capacity, Customer, beginning May 1, 1997, must provide Sprint with a forecast of projected usage (referred to as the "International Usage Forecast") to any country to which Customer anticipates generating more than 50,000 MOUs during any month (referred to as a "High Usage Country").

        During the Term of the Agreement the Customer may submit in writing an amended International Usage Forecast showing any increase in anticipated usage. Sprint shall have thirty (30) days to review the amendment and notify Customer in the event any of the increased usage projections exceed Sprint's network capacity to a particular country. As part of said notification, for each country, Sprint shall inform Customer of how many MOUs are available to the Customer on Sprint's network.

        If during the term of the Agreement, Sprint's network is not able to handle the traffic volume to any country as agreed to in response to Customer's International Usage Forecast, then the Minimum Usage Commitments shall be reduced as by an amount equal to (1) the average monthly amount billed by Sprint to Customer for such Services over the three previous months multiplied by (2) the number of months remaining in the term of the overall commitment.

        In the event the Customer exceeds Sprint's network capacity to a particular country, Sprint reserves the right, to impose a monthly surcharge on usage to each High Usage Country equal to $0.10 for each MOU (a) above 62,500 MOUs to such country if Customer does not submit an International Usage Forecast, or (b) above 125% of the usage to such country that is forecasted in Customer's International Usage Forecast. Sprint will give Customer at least 30 days written notification prior to imposing the surcharge.

A.36    PROPOSAL DATE: December 20, 1996

                            PROPRIETARY INFORMATION
[SPRINT LOGO]                      RESTRICTED                           12/20/96

                                 Attachment A-3


                          International Usage Forecast


                     Country                 Minutes/Month
                     -------                 -------------



                            Proprietary Information
                                   RESTRICTED

                                 Attachment A-4

CIC Loading Charges By LATA

LATA     Charge     LATA     Charge     LATA     Charge     LATA     Charge
----     ------     ----     ------     ----     ------     ----     ------
120      $ [*]      354       $ [*]     520       $ [*]     668       $ [*]
122      $ [*]      356       $ [*]     521       $ [*]     670       $ [*]
124      $ [*]      358       $ [*]     522       $ [*]     672       $ [*]
126      $ [*]      360       $ [*]     524       $ [*]     674       $ [*]
128      $ [*]      362       $ [*]     526       $ [*]     676       $ [*]
130      $ [*]      364       $ [*]     528       $ [*]     720       $ [*]
132      $ [*]      366       $ [*]     530       $ [*]     721       $ [*]
133      $ [*]      368       $ [*]     532       $ [*]     722       $ [*]
134      $ [*]      370       $ [*]     534       $ [*]     724       $ [*]
136      $ [*]      374       $ [*]     536       $ [*]     726       $ [*]
138      $ [*]      376       $ [*]     538       $ [*]     728       $ [*]
140      $ [*]      420       $ [*]     540       $ [*]     730       $ [*]
220      $ [*]      422       $ [*]     542       $ [*]     732       $ [*]
222      $ [*]      424       $ [*]     544       $ [*]     734       $ [*]
224      $ [*]      426       $ [*]     546       $ [*]     736       $ [*]
226      $ [*]      428       $ [*]     548       $ [*]     738       $ [*]
228      $ [*]      430       $ [*]     550       $ [*]     740       $ [*]
230      $ [*]      432       $ [*]     552       $ [*]     820       $ [*]
232      $ [*]      434       $ [*]     554       $ [*]     822       $ [*]
234      $ [*]      436       $ [*]     556       $ [*]     832       $ [*]
236      $ [*]      438       $ [*]     558       $ [*]     834       $ [*]
238      $ [*]      440       $ [*]     560       $ [*]     920       $ [*]
240      $ [*]      442       $ [*]     562       $ [*]     922       $ [*]
242      $ [*]      444       $ [*]     564       $ [*]     923       $ [*]
244      $ [*]      446       $ [*]     566       $ [*]     924       $ [*]
246      $ [*]      448       $ [*]     568       $ [*]     927       $ [*]
248      $ [*]      450       $ [*]     570       $ [*]     928       $ [*]
250      $ [*]      452       $ [*]     620       $ [*]     929       $ [*]
252      $ [*]      454       $ [*]     624       $ [*]     932       $ [*]
254      $ [*]      456       $ [*]     626       $ [*]     937       $ [*]
256      $ [*]      458       $ [*]     628       $ [*]     938       $ [*]
320      $ [*]      460       $ [*]     630       $ [*]     939       $ [*]
322      $ [*]      462       $ [*]     632       $ [*]     949       $ [*]
324      $ [*]      464       $ [*]     634       $ [*]     951       $ [*]
325      $ [*]      466       $ [*]     635       $ [*]     952       $ [*]
326      $ [*]      468       $ [*]     636       $ [*]     953       $ [*]
328      $ [*]      470       $ [*]     638       $ [*]     956       $ [*]
330      $ [*]      472       $ [*]     640       $ [*]     958       $ [*]
332      $ [*]      474       $ [*]     644       $ [*]     960       $ [*]
334      $ [*]      476       $ [*]     646       $ [*]     961       $ [*]
336      $ [*]      477       $ [*]     648       $ [*]     973       $ [*]
338      $ [*]      478       $ [*]     650       $ [*]     974       $ [*]
340      $ [*]      480       $ [*]     652       $ [*]     976       $ [*]
342      $ [*]      482       $ [*]     654       $ [*]     977       $ [*]
344      $ [*]      484       $ [*]     656       $ [*]     978       $ [*]
346      $ [*]      486       $ [*]     658       $ [*]     980       $ [*]
348      $ [*]      488       $ [*]     660       $ [*]               -----
350      $ [*]      490       $ [*]     664       $ [*]     Total     $ [*]
352      $ [*]      492       $ [*]     666       $ [*]               =====



                            Proprietary Information
                               HIGHLY RESTRICTED

                                Attachment B - 1

B.13.4. Billing Increments/Usage Periods for Per Minute Charges.

        Service will be invoiced based on Per Minute Charges utilizing Tariffed Rate Periods and Tariffed Increments, unless specifically set forth below:

                                                              Initial           Additional
                    Service Type/                        Billing Increment  Billing Increment
                    Rate Element                               (sec)              (sec)
         Interstate Direct & Direct Extension                    6                  6
         Intrastate Direct & Direct Extension                    6                  6
        Canada Term. Direct & Direct Extension                  30                  6
     Mexico US Element Direct & Direct Extension                30                  6
    Mexico Int'l Element Direct & Direct Extension              60                 60
        Other Int'l Direct & Direct Extension                   30                  6

             Interstate Connect One Plus                         6                  6
             Intrastate Connect One Plus                         6                  6
            Canada Term. Connect One Plus                       30                  6
          Mexico US Element Connect One Plus                    30                  6
        Mexico Int'l Element Connect One Plus                   60                 60
             Other Int'l Connect One Plus                       30                  6

 Interstate Direct Toll Free & Direct Toll Free Ext.             6                  6
 Intrastate Direct Toll Free & Direct Toll Free Ext.             6                  6
Canada Orig. Direct Toll Free & Direct Toll Free Ext.           30                  6
   Mexico Direct Toll Free & Direct Toll Free Ext.              60                 60
 Other Int'l Direct Toll Free & Direct Toll Free Ext.           30                  6
  Caribbean Direct Toll Free & Direct Toll Free Ext.            30                  6

             Interstate Connect Toll Free                        6                  6
             Intrastate Connect Toll Free                        6                  6
           Canada Orig. Connect Toll Free                       30                  6
               Mexico Connect Toll Free                         60                 60
            Other Int'l. Connect Toll Free                      30                  6
             Caribbean Connect Toll Free                        30                  6

              Interstate Connect FONcard                        18                  6
              Intrastate Connect FONcard                        18                  6
                Canada Connect FONcard                          30                  6
             Other Int'l Connect FONcard                        30                  6

B.13.5. NON-BELL SWITCHED ORIGINATION/TERMINATION/800 ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a Non-Bell Service Area:

        Not Applicable

B.13.6. SWITCHED ORIGINATION/TERMINATION/800 ORIGINATION CHARGE. Customer shall pay the following charges for each minute of a switched interstate and intrastate/intraLATA:

                Direct & Direct Extension - The Termination Charge on Attachments B-3 and B-4 will be applied to all minutes.

                Direct Toll Free & Direct Toll Free Extension - The Origination Charge on Attachments B-3 and B-4 will be applied to all minutes.



                            PROPRIETARY INFORMATION
[SPRINT LOGO]                      RESTRICTED

                                Attachment B - 2


                Connect One Plus & Connect Toll Free - The Termination and the Origination Charge on Attachments B-3 and B-4 will be applied to all minutes.

                Connect Toll Free - The Termination and the Origination Charge on Attachments B-3 and B-4 will be applied to all minutes.

                Connect FONcard - Not Applicable

B.14.2. LEC Cap Maximum Non-Bell Traffic.

                            Maximum Originating  Maximum Terminating  Non-Bell
Service Type                 Non-Bell Traffic %   Non-Bell Traffic %  Surcharge
Direct                              N/A                  N/A             N/A
Direct Toll Free                    N/A                  N/A             N/A
Connect One Plus                    N/A                  N/A             N/A
Connect Toll Free                   N/A                  N/A             N/A
Connect FONcard                     30%                  30%           $0.050
Direct Extension                    N/A                  N/A             N/A
Direct Toll Free Ext                N/A                  N/A             N/A


B.14.3. Minimum Average Call Duration: Minimum Average Time Requirement (MATR) shall not apply unless specifically set forth below:

        Not Applicable

B.14.4. Maximum Noncomplete Call Percentage.

    Direct Toll Free, Direct Toll Free             Maximum
     Extension, and Connect Toll Free          Noncomplete 800         Per Call
        Usage Type (Rate Element)              Call Percentage         Surcharge
          Intrastate/Interstate                      10%                 [*]
          International/Canadian                     10%                 [*]

Promotional Monthly Recurring 800 Charges:

        Customer's Monthly Recurring Connect Toll Free service charge will be
        [*]   per Connect Toll Free account per month.

        Customer's 800 numbers (Connect Toll Free, Direct Toll Free, and Direct Toll Free Extension) requiring 800 Toll-free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of [*] per month per 800 number requiring such listing.

Toll Free Database Query Charge

        Customer's Toll Free Database Query charge will be [*] per domestic Direct Toll Free, Direct Toll Free Extension, and Connect Toll Free Call.




                            PROPRIETARY INFORMATION
[SPRINT LOGO]                      RESTRICTED

                                Attachment B - 3

  Interstate Switched Origination and Switched Termination per Minute Charges

-------------------------------------------------------------------------------

                          Origination           Termination
State        Group        Vendor (LEC)             Charge          Charge
-------------------------------------------------------------------------------
AK             7          LEC OTHER                  [*]             [*]
AL             1          BELL SOUTH                 [*]             [*]
AL             3          GTE                        [*]             [*]
AL             7          LEC OTHER                  [*]             [*]
AR             1          SWBT                       [*]             [*]
AR             3          GTE                        [*]             [*]
AR             4          ALLTEL                     [*]             [*]
AR             5          CENTURY                    [*]             [*]
AR             7          LEC OTHER                  [*]             [*]
AZ             1          US WEST                    [*]             [*]
AZ             4          CITIZENS                   [*]             [*]
AZ             7          LEC OTHER                  [*]             [*]
CA             1          PACIFIC TEL                [*]             [*]
CA             3          GTE                        [*]             [*]
CA             4          CONTEL/CA                  [*]             [*]
CA             7          LEC OTHER                  [*]             [*]
CO             1          US WEST                    [*]             [*]
CO             4          PTI                        [*]             [*]
CO             7          LEC OTHER                  [*]             [*]
CT             1          SNET                       [*]             [*]
CT             1          NYNEX                      [*]             [*]
CT             7          LEC OTHER                  [*]             [*]
DC             1          BELL ATL                   [*]             [*]
DC             7          LEC OTHER                  [*]             [*]
DE             1          BELL ATL                   [*]             [*]
DE             7          LEC OTHER                  [*]             [*]
FL             1          BELL SOUTH                 [*]             [*]
FL             2          SPRINT LTD                 [*]             [*]
FL             3          GTE                        [*]             [*]
FL             7          LEC OTHER                  [*]             [*]
GA             1          BELL SOUTH                 [*]             [*]
GA             4          ALLTEL                     [*]             [*]
GA             7          LEC OTHER                  [*]             [*]
HI             3          GTE                        [*]             [*]
HI             7          LEC OTHER                  [*]             [*]
IA             1          US WEST                    [*]             [*]
IA             3          GTE                        [*]             [*]
IA             4          CEA-INS                    [*]             [*]
IA             5          ROCHESTER                  [*]             [*]
IA             7          LEC OTHER                  [*]             [*]
ID             1          US WEST                    [*]             [*]
ID             3          GTE                        [*]             [*]
ID             4          CITIZENS                   [*]             [*]
ID             7          LEC OTHER                  [*]             [*]
IL             1          AMERITECH                  [*]             [*]
IL             2          SPRINT LTD                 [*]             [*]
IL             3          GTE                        [*]             [*]
IL             4          TCG                        [*]             [*]
IL             7          LEC OTHER                  [*]             [*]
IN             1          AMERITECH                  [*]             [*]
IN             2          SPRINT LTD                 [*]             [*]
IN             3          GTE                        [*]             [*]
IN             7          LEC OTHER                  [*]             [*]
KS             1          SWBT                       [*]             [*]
KS             2          SPRINT LTD                 [*]             [*]
KS             7          LEC OTHER                  [*]             [*]
KY             1          BELL SOUTH                 [*]             [*]
KY             4          CINN BELL                  [*]             [*]
KY             7          LEC OTHER                  [*]             [*]
KY             3          GTE                        [*]             [*]
LA             1          BELL SOUTH                 [*]             [*]
LA             4          CENTURY                    [*]             [*]
LA             7          LEC OTHER                  [*]             [*]
MA             1          NYNEX                      [*]             [*]
MA             7          LEC OTHER                  [*]             [*]
MD             1          BELL ATL                   [*]             [*]
MD             7          LEC OTHER                  [*]             [*]
ME             1          NYNEX                      [*]             [*]
ME             4          TDS                        [*]             [*]
ME             7          LEC OTHER                  [*]             [*]
MI             1          AMERITECH                  [*]             [*]
MI             3          GTE                        [*]             [*]
MI             4          CENTURY                    [*]             [*]
MI             7          LEC OTHER                  [*]             [*]
MN             1          US WEST                    [*]             [*]
MN             2          SPRINT LTD                 [*]             [*]
MN             3          GTE                        [*]             [*]
MN             4          CEA-MEANS                  [*]             [*]
MN             5          ROCHESTER                  [*]             [*]
MN             7          LEC OTHER                  [*]             [*]
MO             1          SWBT                       [*]             [*]
MO             2          SPRINT LTD                 [*]             [*]
MO             3          GTE                        [*]             [*]
MO             4          ALLTEL                     [*]             [*]
MO             7          LEC OTHER                  [*]             [*]
MS             1          BELL SOUTH                 [*]             [*]
MS             4          CENTURY                    [*]             [*]
MS             7          LEC OTHER                  [*]             [*]
MT             1          US WEST                    [*]             [*]
MT             4          PTI                        [*]             [*]
MT             5          CITIZENS                   [*]             [*]
MT             7          LEC OTHER                  [*]             [*]
NC             1          BELL SOUTH                 [*]             [*]
NC             2          SPRINT LTD                 [*]             [*]
NC             3          GTE                        [*]             [*]
NC             4          ALLTEL                     [*]             [*]
NC             7          LEC OTHER                  [*]             [*]
ND             1          US WEST                    [*]             [*]
ND             7          LEC OTHER                  [*]             [*]
NE             1          US WEST                    [*]             [*]
NE             2          SPRINT LTD                 [*]             [*]
NE             3          GTE                        [*]             [*]
NE             4          LINCOLN                    [*]             [*]
NE             7          LEC OTHER                  [*]             [*]
NH             1          NYNEX                      [*]             [*]
NH             7          LEC OTHER                  [*]             [*]
NJ             1          BELL ATL                   [*]             [*]
NJ             2          SPRINT LTD                 [*]             [*]
NJ             7          LEC OTHER                  [*]             [*]
NM             1          US WEST                    [*]             [*]
NM             3          GTE                        [*]             [*]
NM             7          LEC OTHER                  [*]             [*]
NV             1          PACIFIC TELESIS            [*]             [*]
NV             2          SPRINT LTD                 [*]             [*]
NV             4          CONTEL/CA                  [*]             [*]
NV             5          ALLTEL                     [*]             [*]
NV             7          LEC OTHER                  [*]             [*]
NY             1          NYNEX                      [*]             [*]
NY             4          TCG                        [*]             [*]
NY             5          ROCHESTER                  [*]             [*]
NY             6          CITIZENS                   [*]             [*]
NY             7          LEC OTHER                  [*]             [*]
OH             1          AMERITECH                  [*]             [*]
OH             2          SPRINT LTD                 [*]             [*]
OH             3          GTE                        [*]             [*]
OH             4          CINN BELL                  [*]             [*]
OH             5          ALLTEL                     [*]             [*]
OH             6          CENTURY                    [*]             [*]
OH             7          LEC OTHER                  [*]             [*]
OK             1          SWBT                       [*]             [*]
OK             3          GTE                        [*]             [*]
OK             4          ALLTEL                     [*]             [*]
OK             7          LEC OTHER                  [*]             [*]
OR             1          US WEST                    [*]             [*]
OR             2          SPRINT LTD                 [*]             [*]
OR             3          GTE                        [*]             [*]
OR             4          PTI                        [*]             [*]
OR             7          LEC OTHER                  [*]             [*]
PA             1          BELL ATL                   [*]             [*]
PA             2          SPRINT LTD                 [*]             [*]
PA             3          GTE                        [*]             [*]
PA             4          ALLTEL                     [*]             [*]
PA             7          LEC OTHER                  [*]             [*]
PR             7          LEC OTHER                  [*]             [*]
RI             1          NYNEX                      [*]             [*]
RI             7          LEC OTHER                  [*]             [*]
SC             1          BELL SOUTH                 [*]             [*]
SC             2          SPRINT LTD                 [*]             [*]
SC             3          GTE                        [*]             [*]
SC             4          ALLTEL                     [*]             [*]
SC             7          LEC OTHER                  [*]             [*]
SD             1          US WEST                    [*]             [*]
SD             4          CEA-SDN                    [*]             [*]
SD             7          LEC OTHER                  [*]             [*]
TN             1          BELL SOUTH                 [*]             [*]
TN             2          SPRINT LTD                 [*]             [*]
TN             4          TDS                        [*]             [*]
TN             5          CITIZENS                   [*]             [*]
TN             7          LEC OTHER                  [*]             [*]
TX             1          SWBT                       [*]             [*]
TX             2          SPRINT LTD                 [*]             [*]
TX             3          GTE                        [*]             [*]
TX             7          LEC OTHER                  [*]             [*]
UT             1          US WEST                    [*]             [*]
UT             4          CITIZENS                   [*]             [*]
UT             7          LEC OTHER                  [*]             [*]
VA             1          BELL ATL                   [*]             [*]
VA             2          SPRINT LTD                 [*]             [*]
VA             3          GTE                        [*]             [*]
VA             7          LEC OTHER                  [*]             [*]
VI             7          LEC OTHER                  [*]             [*]
VT             1          NYNEX                      [*]             [*]
VT             4          TDS                        [*]             [*]
VT             7          LEC OTHER                  [*]             [*]
WA             1          US WEST                    [*]             [*]
WA             2          SPRINT LTD                 [*]             [*]
WA             3          GTE                        [*]             [*]
WA             4          PTI                        [*]             [*]
WA             7          LEC OTHER                  [*]             [*]
WI             1          AMERITECH                  [*]             [*]
WI             3          GTE                        [*]             [*]
WI             4          CENTURY                    [*]             [*]
WI             5          PTI                        [*]             [*]
WI             6          TDS                        [*]             [*]
WI             7          LEC OTHER                  [*]             [*]
WV             1          BELL ATL                   [*]             [*]
WV             4          CITIZENS                   [*]             [*]
WV             7          LEC OTHER                  [*]             [*]
WY             1          US WEST                    [*]             [*]
WY             2          SPRINT LTD                 [*]             [*]
WY             4          PTI                        [*]             [*]
WY             7          LEC OTHER                  [*]             [*]

--------------------------------------------------------------------------------

                            PROPRIETARY INFORMATION

                                Attachment B - 4

  Intrastate Switched Origination and Switched Termination per Minute Charges

-------------------------------------------------------------------------------

                                                   Origination     Termination
State        Group        Vendor (LEC)             Charge          Charge
-------------------------------------------------------------------------------
AK             7          LEC OTHER                  [*]             [*]
AL             1          BELL SOUTH                 [*]             [*]
AL             3          GTE                        [*]             [*]
AL             7          LEC OTHER                  [*]             [*]
AR             1          SWBT                       [*]             [*]
AR             3          GTE                        [*]             [*]
AR             4          ALLTEL                     [*]             [*]
AR             5          CENTURY                    [*]             [*]
AR             7          LEC OTHER                  [*]             [*]
AZ             1          US WEST                    [*]             [*]
AZ             4          CITIZENS                   [*]             [*]
AZ             7          LEC OTHER                  [*]             [*]
CA             1          PACIFIC TEL                [*]             [*]
CA             3          GTE                        [*]             [*]
CA             4          CONTEL/CA                  [*]             [*]
CA             7          LEC OTHER                  [*]             [*]
CO             1          US WEST                    [*]             [*]
CO             4          PTI                        [*]             [*]
CO             7          LEC OTHER                  [*]             [*]
CT             1          SNET                       [*]             [*]
CT             1          NYNEX                      [*]             [*]
CT             7          LEC OTHER                  [*]             [*]
DC             1          BELL ATL                   [*]             [*]
DC             7          LEC OTHER                  [*]             [*]
DE             1          BELL ATL                   [*]             [*]
DE             7          LEC OTHER                  [*]             [*]
FL             1          BELL SOUTH                 [*]             [*]
FL             2          SPRINT LTD                 [*]             [*]
FL             3          GTE                        [*]             [*]
FL             7          LEC OTHER                  [*]             [*]
GA             1          BELL SOUTH                 [*]             [*]
GA             4          ALLTEL                     [*]             [*]
GA             7          LEC OTHER                  [*]             [*]
HI             3          GTE                        [*]             [*]
HI             7          LEC OTHER                  [*]             [*]
IA             1          US WEST                    [*]             [*]
IA             3          GTE                        [*]             [*]
IA             4          CEA-INS                    [*]             [*]
IA             5          ROCHESTER                  [*]             [*]
IA             7          LEC OTHER                  [*]             [*]
ID             1          US WEST                    [*]             [*]
ID             3          GTE                        [*]             [*]
ID             4          CITIZENS                   [*]             [*]
ID             7          LEC OTHER                  [*]             [*]
IL             1          AMERITECH                  [*]             [*]
IL             2          SPRINT LTD                 [*]             [*]
IL             3          GTE                        [*]             [*]
IL             4          TCG                        [*]             [*]
IL             7          LEC OTHER                  [*]             [*]
IN             1          AMERITECH                  [*]             [*]
IN             2          SPRINT LTD                 [*]             [*]
IN             3          GTE                        [*]             [*]
IN             7          LEC OTHER                  [*]             [*]
KS             1          SWBT                       [*]             [*]
KS             2          SPRINT LTD                 [*]             [*]
KS             7          LEC OTHER                  [*]             [*]
KY             1          BELL SOUTH                 [*]             [*]
KY             4          CINN BELL                  [*]             [*]
KY             7          LEC OTHER                  [*]             [*]
KY             3          GTE                        [*]             [*]
LA             1          BELL SOUTH                 [*]             [*]
LA             4          CENTURY                    [*]             [*]
LA             7          LEC OTHER                  [*]             [*]
MA             1          NYNEX                      [*]             [*]
MA             7          LEC OTHER                  [*]             [*]
MD             1          BELL ATL                   [*]             [*]
MD             7          LEC OTHER                  [*]             [*]
ME             1          NYNEX                      [*]             [*]
ME             4          TDS                        [*]             [*]
ME             7          LEC OTHER                  [*]             [*]
MI             1          AMERITECH                  [*]             [*]
MI             3          GTE                        [*]             [*]
MI             4          CENTURY                    [*]             [*]
MI             7          LEC OTHER                  [*]             [*]
MN             1          US WEST                    [*]             [*]
MN             2          SPRINT LTD                 [*]             [*]
MN             3          GTE                        [*]             [*]
MN             4          CEA-MEANS                  [*]             [*]
MN             5          ROCHESTER                  [*]             [*]
MN             7          LEC OTHER                  [*]             [*]
MO             1          SWBT                       [*]             [*]
MO             2          SPRINT LTD                 [*]             [*]
MO             3          GTE                        [*]             [*]
MO             4          ALLTEL                     [*]             [*]
MO             7          LEC OTHER                  [*]             [*]
MS             1          BELL SOUTH                 [*]             [*]
MS             4          CENTURY                    [*]             [*]
MS             7          LEC OTHER                  [*]             [*]
MT             1          US WEST                    [*]             [*]
MT             4          PTI                        [*]             [*]
MT             5          CITIZENS                   [*]             [*]
MT             7          LEC OTHER                  [*]             [*]
NC             1          BELL SOUTH                 [*]             [*]
NC             2          SPRINT LTD                 [*]             [*]
NC             3          GTE                        [*]             [*]
NC             4          ALLTEL                     [*]             [*]
NC             7          LEC OTHER                  [*]             [*]
ND             1          US WEST                    [*]             [*]
ND             7          LEC OTHER                  [*]             [*]
NE             1          US WEST                    [*]             [*]
NE             2          SPRINT LTD                 [*]             [*]
NE             3          GTE                        [*]             [*]
NE             4          LINCOLN                    [*]             [*]
NE             7          LEC OTHER                  [*]             [*]
NH             1          NYNEX                      [*]             [*]
NH             7          LEC OTHER                  [*]             [*]
NJ             1          BELL ATL                   [*]             [*]
NJ             2          SPRINT LTD                 [*]             [*]
NJ             7          LEC OTHER                  [*]             [*]
NM             1          US WEST                    [*]             [*]
NM             3          GTE                        [*]             [*]
NM             7          LEC OTHER                  [*]             [*]
NV             1          PACIFIC TELESIS            [*]             [*]
NV             2          SPRINT LTD                 [*]             [*]
NV             4          CONTEL/CA                  [*]             [*]
NV             5          ALLTEL                     [*]             [*]
NV             7          LEC OTHER                  [*]             [*]
NY             1          NYNEX                      [*]             [*]
NY             4          TCG                        [*]             [*]
NY             5          ROCHESTER                  [*]             [*]
NY             6          CITIZENS                   [*]             [*]
NY             7          LEC OTHER                  [*]             [*]
OH             1          AMERITECH                  [*]             [*]
OH             2          SPRINT LTD                 [*]             [*]
OH             3          GTE                        [*]             [*]
OH             4          CINN BELL                  [*]             [*]
OH             5          ALLTEL                     [*]             [*]
OH             6          CENTURY                    [*]             [*]
OH             7          LEC OTHER                  [*]             [*]
OK             1          SWBT                       [*]             [*]
OK             3          GTE                        [*]             [*]
OK             4          ALLTEL                     [*]             [*]
OK             7          LEC OTHER                  [*]             [*]
OR             1          US WEST                    [*]             [*]
OR             2          SPRINT LTD                 [*]             [*]
OR             3          GTE                        [*]             [*]
OR             4          PTI                        [*]             [*]
OR             7          LEC OTHER                  [*]             [*]
PA             1          BELL ATL                   [*]             [*]
PA             2          SPRINT LTD                 [*]             [*]
PA             3          GTE                        [*]             [*]
PA             4          ALLTEL                     [*]             [*]
PA             7          LEC OTHER                  [*]             [*]
PR             7          LEC OTHER                  [*]             [*]
RI             1          NYNEX                      [*]             [*]
RI             7          LEC OTHER                  [*]             [*]
SC             1          BELL SOUTH                 [*]             [*]
SC             2          SPRINT LTD                 [*]             [*]
SC             3          GTE                        [*]             [*]
SC             4          ALLTEL                     [*]             [*]
SC             7          LEC OTHER                  [*]             [*]
SD             1          US WEST                    [*]             [*]
SD             4          CEA-SDN                    [*]             [*]
SD             7          LEC OTHER                  [*]             [*]
TN             1          BELL SOUTH                 [*]             [*]
TN             2          SPRINT LTD                 [*]             [*]
TN             4          TDS                        [*]             [*]
TN             5          CITIZENS                   [*]             [*]
TN             7          LEC OTHER                  [*]             [*]
TX             1          SWBT                       [*]             [*]
TX             2          SPRINT LTD                 [*]             [*]
TX             3          GTE                        [*]             [*]
TX             7          LEC OTHER                  [*]             [*]
UT             1          US WEST                    [*]             [*]
UT             4          CITIZENS                   [*]             [*]
UT             7          LEC OTHER                  [*]             [*]
VA             1          BELL ATL                   [*]             [*]
VA             2          SPRINT LTD                 [*]             [*]
VA             3          GTE                        [*]             [*]
VA             7          LEC OTHER                  [*]             [*]
VI             7          LEC OTHER                  [*]             [*]
VT             1          NYNEX                      [*]             [*]
VT             4          TDS                        [*]             [*]
VT             7          LEC OTHER                  [*]             [*]
WA             1          US WEST                    [*]             [*]
WA             2          SPRINT LTD                 [*]             [*]
WA             3          GTE                        [*]             [*]
WA             4          PTI                        [*]             [*]
WA             7          LEC OTHER                  [*]             [*]
WI             1          AMERITECH                  [*]             [*]
WI             3          GTE                        [*]             [*]
WI             4          CENTURY                    [*]             [*]
WI             5          PTI                        [*]             [*]
WI             6          TDS                        [*]             [*]
WI             7          LEC OTHER                  [*]             [*]
WV             1          BELL ATL                   [*]             [*]
WV             4          CITIZENS                   [*]             [*]
WV             7          LEC OTHER                  [*]             [*]
WY             1          US WEST                    [*]             [*]
WY             2          SPRINT LTD                 [*]             [*]
WY             4          PTI                        [*]             [*]
WY             7          LEC OTHER                  [*]             [*]

--------------------------------------------------------------------------------

                            PROPRIETARY INFORMATION

                                 ATTACHMENT C-1

INTERSTATE/INTRASTATE SWITCHED NETWORK EXTENSION

BASE RATES
--------------------------------------------------------------------------------
                                 Connect One Plus        Connect Toll Free
        LATA Group                Peak    OffPeak         Peak    Offpeak
--------------------------------------------------------------------------------
All (except the following)         [*]      [*]            [*]      [*]
  California Intrastate            [*]      [*]            [*]      [*]
        Puerto Rico     820        [*]      [*]            [*]      [*]
     US Virgin Island   822        [*]      [*]            [*]      [*]
           Alaska       832        [*]      [*]            [*]      [*]
           Hawaii       834        [*]      [*]            [*]      [*]
       Wake & Midway    836        [*]      [*]            [*]      [*]
--------------------------------------------------------------------------------

Interstate/Intrastate usage originating from/terminating to all exchanges will incur an additional per minute Interstate Switched Origination/Termination Charge as indicated on Attachment B.
The above listed base rates are not eligible for any tariff or contractual discounts.

INTERSTATE/INTRASTATE DEDICATED NETWORK EXTENSION

BASE RATES
--------------------------------------------------------------------------------
                                 Direct Extension      Direct Toll Free Ext
        LATA Group                Peak    OffPeak         Peak    Offpeak
--------------------------------------------------------------------------------
All (except the following)         [*]      [*]            [*]      [*]
  California Intrastate            [*]      [*]            [*]      [*]
        Puerto Rico     820        [*]      [*]            [*]      [*]
     US Virgin Island   822        [*]      [*]            [*]      [*]
           Alaska       832        [*]      [*]            [*]      [*]
           Hawaii       834        [*]      [*]            [*]      [*]
       Wake & Midway    836        [*]      [*]            [*]      [*]
--------------------------------------------------------------------------------

Interstate/Intrastate usage originating from/terminating to all exchanges will incur an additional per minute Interstate Switched Origination/Termination Charge as indicated on Attachment B.
The above listed base rates are not eligible for any tariff or contractual discount 2s.

NEW CUSTOMER PROMOTION
DISCOUNT 1
BASE RATES
--------------------------------------------------------------------------------
   Discount 1 Monthly              Direct Extension      Direct Toll Free Ext
   Volume of Service                Peak    OffPeak         Peak    Offpeak
--------------------------------------------------------------------------------
$0         +                         [*]      [*]           [*]       [*]
--------------------------------------------------------------------------------

For dedicated Network Extension Service (Direct Extension and Direct Toll Free Extension), Customer will be eligible for the New Customer Promotion Discount 1 above (applied to the interstate base rate usage) for all existing accounts and new accounts that were not dedicated access users on the Sprint network for the six (6) months immediately preceding receipt of order. Any new accounts that were dedicated access users on the Sprint network for the six (6) months preceding receipt of order will be billed in a separate billing product hierarchy level and will not receive the New Customer Promotion discount.

                            Proprietary Information
                                   RESTRICTED                           12/20/96

                                 Attachment C-2

INTERSTATE/INTRASTATE CARRIER DEDICATED SERVICE

BASE RATES
--------------------------------------------------------------------------------
                                      Direct             Direct Toll Free
        LATA Group                Peak    OffPeak         Peak    OffPeak
--------------------------------------------------------------------------------
All (except the following)          [*]     [*]           [*]       [*]
  California Intrastate             [*]     [*]           [*]       [*]
        Puerto Rico     820         [*]     [*]           [*]       [*]
     US Virgin Islands  822         [*]     [*]           [*]       [*]
           Alaska       832         [*]     [*]           [*]       [*]
           Hawaii       834         [*]     [*]           [*]       [*]
       Wake & Midway    836         [*]     [*]           [*]       [*]
--------------------------------------------------------------------------------

Interstate usage originating from/terminating to all exchanges will incur an additional per minute Interstate Switched Origination/Termination Charge as indicated on Attachment B. The above listed base rates are not eligible for any tariff or contractual discounts.

                            Proprietary Information
                                   RESTRICTED                           12/20/96

                                 Attachment C-3

DIRECTORY ASSISTANCE

BASE RATES
--------------------------------------------------------------------------------
   Jurisdiction         Connect One Plus        Direct Extension        Direct
--------------------------------------------------------------------------------
   All Domestic               [*]                       [*]               [*]
      Canada                  [*]                       [*]               [*]
   Puerto Rico                [*]                       [*]               [*]
US Virgin Islands             [*]                       [*]               [*]
      Alaska                  [*]                       [*]               [*]
      Hawaii                  [*]                       [*]               [*]
  Wake & Midway               [*]                       [*]               [*]
--------------------------------------------------------------------------------

The above Directory Assistance rates not eligible for Discounts

                            Proprietary Information
                                   RESTRICTED                           12/20/96

                                 ATTACHMENT C-4

CANADA TERMINATING SERVICE

BASE RATES
--------------------------------------------------------------------------------
               Connect One Plus    Direct Extension         Direct
Canada NPA's    Peak    OffPeak    Peak    OffPeak      Peak    OffPeak
--------------------------------------------------------------------------------
   ALL          [*]      [*]       [*]       [*]        [*]       [*]
--------------------------------------------------------------------------------

CANADA ORIGINATING SERVICE

BASE RATES
--------------------------------------------------------------------------------
               Connect Toll Free    Direct Toll Free Ext    Direct Toll Free
Canada NPA's    Peak    OffPeak       Peak    OffPeak        Peak    OffPeak
--------------------------------------------------------------------------------
   ALL          [*]      [*]           [*]      [*]           [*]       [*]
--------------------------------------------------------------------------------

The above listed base rates are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED                           12/20/96

                                 Attachment C-5


MEXICO TERMINATING SERVICE

BASE RATES - DOMESTIC ELEMENT

---------------------------------------------------------------------------------------
                      Connect One Plus         Direct Extension            Direct

        Mileage       Peak     OffPeak         Peak     OffPeak        Peak    OffPeak
---------------------------------------------------------------------------------------
         ALL          $ [*]     $ [*]          $ [*]     $ [*]         $ [*]    $ [*]
---------------------------------------------------------------------------------------


BASE RATES - INTERNATIONAL ELEMENT

---------------------------------------------------------------------------------------
                        Connect One Plus        Direct Extension            Direct

Mexico Rate Step        Peak     OffPeak        Peak     OffPeak        Peak    OffPeak
---------------------------------------------------------------------------------------
       1                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       2                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       3                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       4                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       5                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       6                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       7                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
       8                $ [*]    $ [*]          $ [*]    $ [*]          $ [*]   $ [*]
---------------------------------------------------------------------------------------

Mexico Rate Steps are defined in Sprint FCC Tariff #2.

The above listed base rates are not eligible for any tariff or contractual discounts.


                            Proprietary Information

                                   RESTRICTED

                                 Attachment C-6

MEXICO ORIGINATING SERVICE

BASE RATES

---------------------------------------------------------------------------------------------
                             Direct Toll Free      Direct Toll Free Ext    Connect Toll Free

Mexico Zone #                Peak     OffPeak        Peak     OffPeak       Peak     OffPeak
---------------------------------------------------------------------------------------------
            1                $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]
            2                $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]
            3                $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]
            4                $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]
---------------------------------------------------------------------------------------------

US Rate Area and Mexico Rate Zone are defined in Sprint FCC Tariff #2.

DISCOUNT 1 The above listed base rates are not eligible for any tariff or contractual discount ls.

DISCOUNT 2


---------------------------------------------------------------------------------------------
   Monthly Volume of          Direct Toll Free      Direct Toll Free Ext    Connect Toll Free

Carrier Transport Service      Peak     OffPeak        Peak     OffPeak       Peak     OffPeak
----------------------------------------------------------------------------------------------
        $0  -  $999,999       $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]
$1,000,000  +                 $ [*]     $ [*]         $ [*]      $ [*]       $ [*]     $ [*]

----------------------------------------------------------------------------------------------



                            Proprietary Information

                                   RESTRICTED

                                 Attachment C-7

                         Other International Base Rates

--------------------------------------------------------------------------------------------------------
                                           Direct             Direct Extension      Connect One Plus
     Country            Ctry Code    Std    Disc    Econ    Std    Disc    Econ    Std    Disc    Econ
--------------------------------------------------------------------------------------------------------
ALBANIA                    355       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ALGERIA                    213       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
AM SAMOA                   684       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ANDORRA                    376       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ANGOLA                     244       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ANGUILLA                 809497      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ANTIGUA                  809460      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ARGENTINA                  540       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ARMENIA                    374       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ARUBA                      297       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ASCENSION ISLANDS          247       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
AUSTRALIA                  610       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
AUSTRALIA TERRITORY        672       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
AUSTRIA                    430       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
AZERBAIJAN                 994       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
B. VIRGIN ISLAND         809275      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BAHAMAS                  809321      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BAHRAIN                    973       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BANGLADESH                 880       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BARBADOS                 809228      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BELARUS                    375       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BELGIUM                    320       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BELIZE                     501       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BENIN                      229       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BERMUDA                  809231      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BHUTAN                     975       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BOLIVIA                    591       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BOSNIA/HERZEGOVINA         387       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BOTSWANA                   267       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BOURKINA FASSO             226       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BRAZIL                     550       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BRUNEI                     673       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BULGARIA                   359       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BURMA (MYANMAR)            950       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
BURUNDI                    257       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CAMBODIA                   855       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CAMEROON                   237       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CAPE VERDE ISLAND          238       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CAYMAN ISLANDS           809945      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CENTRAL AFRICAN REP.       236       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CHAD REPUBLIC              235       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CHILE                      560       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CHINA                      860       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
COLOMBIA                   570       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CONGO REP.                 242       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
COOK ISLANDS               682       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
COSTA RICA                 506       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CROATIA, REPUB OF          384       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CUBA                       530       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CYPRUS                     357       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
CZECH REPUBLIC             420       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
DENMARK                    450       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
DIEGO GARCIA               246       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
DJIBOUTI                   253       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
DOMINICA                 809445      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
DOMINICAN REPUBLIC       809220      [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ECUADOR                    593       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
EGYPT                      200       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
EL SALVADOR                503       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
EQUATORIAL GUINEA          240       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
--------------------------------------------------------------------------------------------------------

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                 Attachment C-8

                         Other International Base Rates

--------------------------------------------------------------------------------------------------------
                                           Direct             Direct Extension      Connect One Plus
     Country            Ctry Code    Std    Disc    Econ    Std    Disc    Econ    Std    Disc    Econ
--------------------------------------------------------------------------------------------------------
ERITREA                    291        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ESTONIA                    372        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ETHIOPIA                   251        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FAEROE ISLANDS             298        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FALKLAND ISLANDS           500        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FIJI                       679        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FINLAND                    358        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FRANCE                     330        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FRENCH ANTILLES/GUA        596        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FRENCH GUIANA              594        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
FRENCH POLYNESIA           689        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GABON                      241        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GAMBIA                     220        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GEORGIA                    995        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GERMANY                    490        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GHANA                      233        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GIBRALTAR                  350        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GRANDTURK TC             809941       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GREECE                     300        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GREENLAND                  299        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GRENADA                  809440       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUAM                       671        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUANTANAMO BAY             539        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUATEMALA                  502        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUINEA PEOP REP            224        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUINEA-BISSAU              245        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
GUYANA                     592        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
HAITI                      509        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
HONDURAS                   504        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
HONG KONG                  852        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
HUNGARY                    360        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ICELAND                    354        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
INDIA                      910        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
INDONESIA                  620        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
IRAN                       980        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
IRAQ                       964        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
IRELAND                    353        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ISRAEL                     972        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ITALY                      390        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
IVORY COAST                225        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
JAMAICA                  809287       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
JAPAN                      810        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
JORDAN                     962        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KAZAKHSTAN                 732        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KENYA                      254        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KIRGISTAN                  733        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KIRIBATI                   686        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KOREA (SOUTH)              820        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
KUWAIT                     965        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LAOS                       856        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LATVIA                     371        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LEBANON                    961        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LESOTHO                    266        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LIBERIA                    231        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LIBYA APSJ                 218        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LITHUANIA                  370        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
LUXEMBOURG                 286        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MACAO                      853        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MACEDONIA                  386        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MADAGASCAR                 261        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
--------------------------------------------------------------------------------------------------------

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                 Attachment C-9

                         Other International Base Rates

--------------------------------------------------------------------------------------------------------
                                           Direct             Direct Extension      Connect One Plus
     Country            Ctry Code    Std    Disc    Econ    Std    Disc    Econ    Std    Disc    Econ
--------------------------------------------------------------------------------------------------------
MALAWI                     265        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MALAYSIA                   600        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MALDIVES REP               960        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MALI REP                   223        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MALTA REP                  356        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MARSHALL ISLANDS           692        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MAURITANIA                 222        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MAURITIUS                  230        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MAYOTTE ISLAND             269        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MICRONESIA                 691        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MOLDOVA                    373        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MONGOLIA PEOP REP          976        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MONTSERRAT               809491       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MOROCCO                    210        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
MOZAMBIQUE                 258        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NAMIBIA                    264        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NAURU                      674        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NEPAL                      977        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NETHERLANDS                310        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NETHERLANDS ANTIL          599        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NEVIS ISLAND             809469       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NEW CALEDONIA              687        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NEW ZEALAND                640        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NICARAGUA                  505        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NIGER REPUBLIC             227        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NIGERIA                    283        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NIUE                       683        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NORTH KOREA                850        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
NORWAY                     470        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
OCEAN ATLANTIC E           871        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
OCEAN ATLANTIC W           874        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
OCEAN INDIAN               873        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
OCEAN PACIFIC              872        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
OMAN                       968        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PAKISTAN                   920        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PALAU REPUBLIC             680        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PANAMA                     507        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PAPUA N. GUINEA            675        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PARAGUAY                   287        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PERU                       510        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PHILIPPINES                630        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
POLAND                     480        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
PORTUGAL                   351        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
QATAR                      974        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
REUNION ISLAND             262        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ROMANIA                    400        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
RUSSIA                     700        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
RWANDA                     250        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SAIPAN                     670        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SAN MARINO                 378        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SAO TOME                   239        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SAUDI ARABIA               966        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SENEGAL                    221        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SERBIA/MONTENEGRO          381        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SEYCHELLES                 248        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SIERRA LEONE               232        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SINGAPORE                  650        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SLOVAKIA                    42        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SLOVENIA                   386        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SOLOMON ISLANDS            677        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
--------------------------------------------------------------------------------------------------------

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                 Attachment C-10

                         Other International Base Rates

--------------------------------------------------------------------------------------------------------
                                           Direct             Direct Extension      Connect One Plus
     Country            Ctry Code    Std    Disc    Econ    Std    Disc    Econ    Std    Disc    Econ
--------------------------------------------------------------------------------------------------------
SOMALIA                    252        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SOUTH AFRICA               270        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SPAIN                      340        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SRI LANKA                  940        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ST. HELENA                 290        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ST. KITTS                809465       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ST. LUCIA                809450       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ST. PIERRE                 508        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ST. VINCENT              809456       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SUDAN                      249        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SURINAME                   597        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SWAZILAND                  268        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SWEDEN                     460        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SWITZERLAND                410        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
SYRIAN ARABREP             963        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TAIWAN                     886        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TAJIKISTAN                            [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TANZANIA                   255        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
THAILAND                   660        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TOGO                       228        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TONGA                      676        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TRINIDAD                 809622       [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TUNISIA                    216        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TURKEY                     900        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TURKMENISTAN                          [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
TUVALU                     688        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
UGANDA                     256        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
UKRAINE                    285        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
UNITED A. E.               971        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
UNITED KINGDOM             440        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
URUGUAY                    598        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
UZBEKISTAN                            [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
VANUATU                    678        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
VENEZUELA                  580        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
VIETNAM                    840        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
WALLIS ISL                 681        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
WESTERN SAMOA              685        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
YEMEN                      969        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ZAIRE                      243        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ZAMBIA                     260        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
ZIMBABWE                   263        [*]     [*]    [*]     [*]     [*]     [*]    [*]     [*]     [*]
--------------------------------------------------------------------------------------------------------

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                Attachment C-11

OTHER INTERNATIONAL TOLL FREE SERVICE (ITFS - US INBOUND)

BASE RATES
----------------------------------------------------------
COUNTRY                 Ctry Code       Direct Toll Free
----------------------------------------------------------
ANTIGUA                   809460              [*]
ARUBA                      297                [*]
AUSTRALIA                  610                [*]
BAHAMAS                   809321              [*]
BAHRAIN                    973                [*]
BARBADOS                  809228              [*]
BELGIUM                    320                [*]
BERMUDA                   809231              [*]
BOLIVIA                    591                [*]
BRAZIL                     550                [*]
CAYMAN ISLANDS            809945              [*]
CHILE                      580                [*]
CHINA                      880                [*]
COLOMBIA                   570                [*]
COSTA RICA                 506                [*]
CYPRUS                     357                [*]
DENMARK                    450                [*]
DOMINICAN REPUBLIC        809220              [*]
ECUADOR                    593                [*]
EGYPT                      200                [*]
EL SALVADOR                503                [*]
FIJI                       679                [*]
FINLAND                    358                [*]
FRANCE                     330                [*]
GERMANY                    490                [*]
GUAM                       671                [*]
GUATEMALA                  502                [*]
HONG KONG                  852                [*]
HUNGARY                    360                [*]
ICELAND                    354                [*]
INDONESIA                  620                [*]
IRELAND                    353                [*]
ISRAEL                     972                [*]
ITALY                      390                [*]
JAMAICA                   809287              [*]
JAPAN                      810                [*]
KOREA (SOUTH)              820                [*]
LIECHTENSTEIN              410                [*]
LUXEMBOURG                 352                [*]
MACAO                      853                [*]
MALAYSIA                   600                [*]
MARSHALL ISLANDS           692                [*]
NETHERLAND ANTIL           599                [*]
NETHERLANDS                310                [*]
NEW ZEALAND                640                [*]
NICARAGUA                  505                [*]
NORWAY                     470                [*]
PANAMA                     507                [*]
PHILIPPINES                630                [*]
PORTUGAL                   351                [*]
RUSSIA                     700                [*]
SAIPAN                     670                [*]
SAN MARINO                 378                [*]
SAUDI ARABIA               966                [*]
SINGAPORE                  650                [*]
SOUTH AFRICA               270                [*]
SPAIN                      340                [*]
SWEDEN                     460                [*]
SWITZERLAND                410                [*]
SYRIAN ARAB REP.           963                [*]
TAIWAN                     886                [*]
THAILAND                   660                [*]
TRINIDAD                  809622              [*]
TURKEY                     900                [*]
UNITED KINGDOM             440                [*]
VENEZUELA                  580                [*]
----------------------------------------------------------

DISCOUNT 1
----------------------------------------------------------
   Monthly Volume of
     ITFS Service               Direct Toll Free
----------------------------------------------------------
       $0 -    $999                   [*]
   $1,000 -  $9,999                   [*]
  $10,000 - $49,999                   [*]
  $50,000 -                           [*]
----------------------------------------------------------

                            Proprietary Information
                                   RESTRICTED                           12/20/96

                               Attachment C - 12


INTERSTATE SWITCHED NETWORK EXTENSION


Base Rates

-------------------------------------------------
                                Connect FONcard

        LATA Group              Peak    OffPeak
-------------------------------------------------
           All                  [*]     [*]
-------------------------------------------------

The above listed base rates are not eligible for any tariff or contractual discounts.


INTERSTATE FONCARD BONG SURCHARGE (PER CALL)

-------------------------------------------------
        State                   Rate
-------------------------------------------------
         All                    [*]
-------------------------------------------------

FONCARD SURCHARGE NOT ELIGIBLE FOR DISCOUNTS
------------------------------------------------



                            Proprietary Information
                                   RESTRICTED

                               Attachment C - 13

CANADA TERMINATING SERVICE

Base Rates

-------------------------------------------------
                                Connect FONcard

        Canada NPA's            Peak    OffPeak
-------------------------------------------------
            All                 [*]     [*]
-------------------------------------------------


The above listed base rates are not eligible for any tariff or contractual discounts.


CANADA ORIGINATING SERVICE

Base Rates

-------------------------------------------------
                                Connect FONcard

        Canada NPA's            Peak    OffPeak
-------------------------------------------------
            All                 [*]     [*]
-------------------------------------------------


The above listed base rates are not eligible for any tariff or contractual discounts.

Canada FONcard Bong Surcharge (per call)

-------------------------------------------------
        Canada NPA's            Rate
-------------------------------------------------
            All                 [*]
-------------------------------------------------

FONcard Surcharge not eligible for Discounts, and applies to both Terminating and Originating calls.


                            Proprietary Information
                                   RESTRICTED

                               Attachment C - 14


MEXICO TERMINATING SERVICE

MEXICO TERMINATING FONCARD

Base Rates

-------------------------------------------------
                Connect FONcard

        Peak                    OffPeak
-------------------------------------------------
        [*]                     [*]
-------------------------------------------------

Mexico Terminating FONcard rates not eligible for discounts



MEXICO ORIGINATING FONCARD

Base Rates

-------------------------------------------------
                Connect FONcard

        Peak                    OffPeak
-------------------------------------------------
        [*]                     [*]
-------------------------------------------------

Mexico Originating FONcard rates not eligible for discounts


INTERNATIONAL FONCARD BONG SURCHARGE (PER CALL)

-------------------------------------------------
        Country                 Rate
-------------------------------------------------
          All                   [*]
-------------------------------------------------


                            Proprietary Information
                                   RESTRICTED

                                Attachment C-15

                         Other International Base Rates

-----------------------------------------------------------------------------------------------
                                                            Connect FONcard
                                        1st 30 Sec.     Addtn'l 6     1st 30 Sec.     Addtn'l 6
      Country               Ctry Code      Std             Std         Disc/Econ      Disc/Econ
-----------------------------------------------------------------------------------------------
ALBANIA                        355          [*]            [*]            [*]            [*]
ALGERIA                        213          [*]            [*]            [*]            [*]
AM SAMOA                       684          [*]            [*]            [*]            [*]
ANDORRA                        376          [*]            [*]            [*]            [*]
ANGOLA                         244          [*]            [*]            [*]            [*]
ANGUILLA                     809497         [*]            [*]            [*]            [*]
ANTIGUA                      809460         [*]            [*]            [*]            [*]
ARGENTINA                      540          [*]            [*]            [*]            [*]
ARMENIA                        374          [*]            [*]            [*]            [*]
ARUBA                          297          [*]            [*]            [*]            [*]
ASCENSION ISLANDS              247          [*]            [*]            [*]            [*]
AUSTRALIA                      610          [*]            [*]            [*]            [*]
AUSTRALIA TERRITORY            672          [*]            [*]            [*]            [*]
AUSTRIA                        430          [*]            [*]            [*]            [*]
AZERBAIJAN                     994          [*]            [*]            [*]            [*]
B. VIRGIN ISLAND             809275         [*]            [*]            [*]            [*]
BAHAMAS                      809321         [*]            [*]            [*]            [*]
BAHRAIN                        973          [*]            [*]            [*]            [*]
BANGLADESH                     880          [*]            [*]            [*]            [*]
BARBADOS                     809228         [*]            [*]            [*]            [*]
BELARUS                        375          [*]            [*]            [*]            [*]
BELGIUM                        320          [*]            [*]            [*]            [*]
BELIZE                         501          [*]            [*]            [*]            [*]
BENIN                          229          [*]            [*]            [*]            [*]
BERMUDA                      809231         [*]            [*]            [*]            [*]
BHUTAN                         975          [*]            [*]            [*]            [*]
BOLIVIA                        591          [*]            [*]            [*]            [*]
BOSNIA/HERZEGOVINA             387          [*]            [*]            [*]            [*]
BOTSWANA                       267          [*]            [*]            [*]            [*]
BOURKINA FASSO                 226          [*]            [*]            [*]            [*]
BRAZIL                         550          [*]            [*]            [*]            [*]
BRUNEI                         673          [*]            [*]            [*]            [*]
BULGARIA                       359          [*]            [*]            [*]            [*]
BURMA (MYANMAR)                950          [*]            [*]            [*]            [*]
BURUNDI                        257          [*]            [*]            [*]            [*]
CAMBODIA                       855          [*]            [*]            [*]            [*]
CAMEROON                       237          [*]            [*]            [*]            [*]
CAPE VERDE ISLAND              238          [*]            [*]            [*]            [*]
CAYMAN ISLANDS               809945         [*]            [*]            [*]            [*]
CENTRAL AFRICAN REP.           236          [*]            [*]            [*]            [*]
CHAD REPUBLIC                  235          [*]            [*]            [*]            [*]
CHILE                          560          [*]            [*]            [*]            [*]
CHINA                          860          [*]            [*]            [*]            [*]
COLOMBIA                       570          [*]            [*]            [*]            [*]
CONGO REP                      242          [*]            [*]            [*]            [*]
COOK ISLANDS                   682          [*]            [*]            [*]            [*]
COSTA RICA                     506          [*]            [*]            [*]            [*]
CROATIA, REPUB OF              384          [*]            [*]            [*]            [*]
CUBA                           530          [*]            [*]            [*]            [*]
CYPRUS                         357          [*]            [*]            [*]            [*]
CZECH REPUBLIC                 420          [*]            [*]            [*]            [*]
DENMARK                        450          [*]            [*]            [*]            [*]
DIEGO GARCIA                   246          [*]            [*]            [*]            [*]
DJIBOUTI                       253          [*]            [*]            [*]            [*]
DOMINICA                     809445         [*]            [*]            [*]            [*]
DOMINICAN REPUBLIC           809220         [*]            [*]            [*]            [*]
ECUADOR                        593          [*]            [*]            [*]            [*]
EGYPT                          200          [*]            [*]            [*]            [*]
EL SALVADOR                    503          [*]            [*]            [*]            [*]

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts


                            Proprietary Information
                                   RESTRICTED

                               Attachment C - 16

                         Other International Base Rates

------------------------------------------------------------------------------------------------
                                                             Connect FONcard
                                         1st 30 Sec.     Addtn'l 6     1st 30 Sec.     Addtn'l 6
      Country                Ctry Code      Std             Std         Disc/Econ      Disc/Econ
------------------------------------------------------------------------------------------------
EQUATORIAL GUINEA               240          [*]            [*]            [*]            [*]
ERITREA                         291          [*]            [*]            [*]            [*]
ESTONIA                         372          [*]            [*]            [*]            [*]
ETHIOPIA                        251          [*]            [*]            [*]            [*]
FAEROE ISLANDS                  298          [*]            [*]            [*]            [*]
FALKLAND ISLANDS                500          [*]            [*]            [*]            [*]
FIJI                            679          [*]            [*]            [*]            [*]
FINLAND                         358          [*]            [*]            [*]            [*]
FRANCE                          330          [*]            [*]            [*]            [*]
FRENCH ANTILLES/GUADE           596          [*]            [*]            [*]            [*]
FRENCH GUIANA                   594          [*]            [*]            [*]            [*]
FRENCH POLYNESIA                689          [*]            [*]            [*]            [*]
GABON                           241          [*]            [*]            [*]            [*]
GAMBIA                          220          [*]            [*]            [*]            [*]
GEORGIA                         995          [*]            [*]            [*]            [*]
GERMANY                         490          [*]            [*]            [*]            [*]
GHANA                           233          [*]            [*]            [*]            [*]
GIBRALTAR                       350          [*]            [*]            [*]            [*]
GRANDTURK TC                  809941         [*]            [*]            [*]            [*]
GREECE                          300          [*]            [*]            [*]            [*]
GREENLAND                       299          [*]            [*]            [*]            [*]
GRENADA                       809440         [*]            [*]            [*]            [*]
GUAM                            671          [*]            [*]            [*]            [*]
GUANTANAMO BAY                  539          [*]            [*]            [*]            [*]
GUATEMALA                       502          [*]            [*]            [*]            [*]
GUINEA PEOP REP                 224          [*]            [*]            [*]            [*]
GUINEA-BISSAU                   245          [*]            [*]            [*]            [*]
GUYANA                          592          [*]            [*]            [*]            [*]
HAITI                           509          [*]            [*]            [*]            [*]
HONDURAS                        504          [*]            [*]            [*]            [*]
HONG KONG                       852          [*]            [*]            [*]            [*]
HUNGARY                         360          [*]            [*]            [*]            [*]
ICELAND                         354          [*]            [*]            [*]            [*]
INDIA                           910          [*]            [*]            [*]            [*]
INDONESIA                       620          [*]            [*]            [*]            [*]
IRAN                            980          [*]            [*]            [*]            [*]
IRAQ                            964          [*]            [*]            [*]            [*]
IRELAND                         353          [*]            [*]            [*]            [*]
ISRAEL                          972          [*]            [*]            [*]            [*]
ITALY                           390          [*]            [*]            [*]            [*]
IVORY COAST                     225          [*]            [*]            [*]            [*]
JAMAICA                       809287         [*]            [*]            [*]            [*]
JAPAN                           810          [*]            [*]            [*]            [*]
JORDAN                          962          [*]            [*]            [*]            [*]
KAZAKHSTAN                      732          [*]            [*]            [*]            [*]
KENYA                           254          [*]            [*]            [*]            [*]
KIRGISTAN                       733          [*]            [*]            [*]            [*]
KIRIBATI                        686          [*]            [*]            [*]            [*]
KOREA (SOUTH)                   820          [*]            [*]            [*]            [*]
KUWAIT                          965          [*]            [*]            [*]            [*]
LAOS                            856          [*]            [*]            [*]            [*]
LATVIA                          371          [*]            [*]            [*]            [*]
LEBANON                         961          [*]            [*]            [*]            [*]
LESOTHO                         266          [*]            [*]            [*]            [*]
LIBERIA                         231          [*]            [*]            [*]            [*]
LIBYA APSJ                      218          [*]            [*]            [*]            [*]
LITHUANIA                       370          [*]            [*]            [*]            [*]
LUXEMBOURG                      352          [*]            [*]            [*]            [*]
MACAO                           853          [*]            [*]            [*]            [*]
------------------------------------------------------------------------------------------------

NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                ATTACHMENT C-17

                         OTHER INTERNATIONAL BASE RATES

----------------------------------------------------------------------------------------------
                                                         Connect FONcard
                                    1st 30 Sec.     Addtn'l 6       1st 30 Sec.     Addtn'l 6
Country             Ctry Code          Std             Std           Disc/Econ      Disc/Econ
----------------------------------------------------------------------------------------------
MACEDONIA             389              [*]             [*]             [*]             [*]
MADAGASCAR            261              [*]             [*]             [*]             [*]
MALAWI                265              [*]             [*]             [*]             [*]
MALAYSIA              600              [*]             [*]             [*]             [*]
MALDIVES REP          960              [*]             [*]             [*]             [*]
MALI REP              223              [*]             [*]             [*]             [*]
MALTA REP             356              [*]             [*]             [*]             [*]
MARSHALL ISLANDS      692              [*]             [*]             [*]             [*]
MAURITANIA            222              [*]             [*]             [*]             [*]
MAURITIUS             230              [*]             [*]             [*]             [*]
MAYOTTE ISLAND        269              [*]             [*]             [*]             [*]
MICRONESIA            691              [*]             [*]             [*]             [*]
MOLDOVA               373              [*]             [*]             [*]             [*]
MONGOLIA PEOP REP     976              [*]             [*]             [*]             [*]
MONTSERRAT           809491            [*]             [*]             [*]             [*]
MOROCCO               210              [*]             [*]             [*]             [*]
MOZAMBIQUE            258              [*]             [*]             [*]             [*]
NAMIBIA               264              [*]             [*]             [*]             [*]
NAURU                 674              [*]             [*]             [*]             [*]
NEPAL                 977              [*]             [*]             [*]             [*]
NETHERLANDS           310              [*]             [*]             [*]             [*]
NETHERLANDS ANTIL     599              [*]             [*]             [*]             [*]
NEVIS ISLAND         809469            [*]             [*]             [*]             [*]
NEW CALEDONIA         687              [*]             [*]             [*]             [*]
NEW ZEALAND           640              [*]             [*]             [*]             [*]
NICARAGUA             505              [*]             [*]             [*]             [*]
NIGER REPUBLIC        227              [*]             [*]             [*]             [*]
NIGERIA               283              [*]             [*]             [*]             [*]
NIUE                  683              [*]             [*]             [*]             [*]
NORTH KOREA           850              [*]             [*]             [*]             [*]
NORWAY                470              [*]             [*]             [*]             [*]
OCEAN ATLANTIC E      871              [*]             [*]             [*]             [*]
OCEAN ATLANTIC W      874              [*]             [*]             [*]             [*]
OCEAN INDIAN          873              [*]             [*]             [*]             [*]
OCEAN PACIFIC         872              [*]             [*]             [*]             [*]
OMAN                  968              [*]             [*]             [*]             [*]
PAKISTAN              920              [*]             [*]             [*]             [*]
PALAU REPUBLIC        680              [*]             [*]             [*]             [*]
PANAMA                507              [*]             [*]             [*]             [*]
PAPUA N. GUINEA       675              [*]             [*]             [*]             [*]
PARAGUAY              595              [*]             [*]             [*]             [*]
PERU                  510              [*]             [*]             [*]             [*]
PHILIPPINES           630              [*]             [*]             [*]             [*]
POLAND                480              [*]             [*]             [*]             [*]
PORTUGAL              351              [*]             [*]             [*]             [*]
QATAR                 974              [*]             [*]             [*]             [*]
REUNION ISLAND        262              [*]             [*]             [*]             [*]
ROMANIA               400              [*]             [*]             [*]             [*]
RUSSIA                700              [*]             [*]             [*]             [*]
RWANDA                250              [*]             [*]             [*]             [*]
SAIPAN                670              [*]             [*]             [*]             [*]
SAN MARINO            378              [*]             [*]             [*]             [*]
SAO TOME              239              [*]             [*]             [*]             [*]
SAUDI ARABIA          966              [*]             [*]             [*]             [*]
SENEGAL               221              [*]             [*]             [*]             [*]
SERBIA/MONTENEGRO     381              [*]             [*]             [*]             [*]
SEYCHELLES            248              [*]             [*]             [*]             [*]
SIERRA LEONE          232              [*]             [*]             [*]             [*]
SINGAPORE             650              [*]             [*]             [*]             [*]

Note: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.

                            Proprietary Information
                                   RESTRICTED

                               Attachment C - 18

                         Other International Base Rates

----------------------------------------------------------------------------------------------
                                                           Connect FONcard
                                        1st 30 Sec.    Addtn'l 6     1st 30 Sec.     Addtn'l 6
      Country               Ctry Code      Std            Std         Disc/Econ      Disc/Econ
----------------------------------------------------------------------------------------------
SLOVAKIA                       427          [*]           [*]            [*]            [*]
SLOVENIA                       386          [*]           [*]            [*]            [*]
SOLOMON ISLANDS                677          [*]           [*]            [*]            [*]
SOMALIA                        252          [*]           [*]            [*]            [*]
SOUTH AFRICA                   270          [*]           [*]            [*]            [*]
SPAIN                          340          [*]           [*]            [*]            [*]
SRI LANKA                      940          [*]           [*]            [*]            [*]
ST. HELENA                     290          [*]           [*]            [*]            [*]
ST. KITTS                    809465         [*]           [*]            [*]            [*]
ST. LUCIA                    809450         [*]           [*]            [*]            [*]
ST. PIERRE                     508          [*]           [*]            [*]            [*]
ST. VINCENT                  809456         [*]           [*]            [*]            [*]
SUDAN                          249          [*]           [*]            [*]            [*]
SURINAME                       597          [*]           [*]            [*]            [*]
SWAZILAND                      268          [*]           [*]            [*]            [*]
SWEDEN                         460          [*]           [*]            [*]            [*]
SWITZERLAND                    410          [*]           [*]            [*]            [*]
SYRIAN ARABREP                 963          [*]           [*]            [*]            [*]
TAIWAN                         886          [*]           [*]            [*]            [*]
TAJIKISTAN                     700          [*]           [*]            [*]            [*]
TANZANIA                       255          [*]           [*]            [*]            [*]
THAILAND                       660          [*]           [*]            [*]            [*]
TOGO                           228          [*]           [*]            [*]            [*]
TONGA                          676          [*]           [*]            [*]            [*]
TRINIDAD                     809622         [*]           [*]            [*]            [*]
TUNISIA                        216          [*]           [*]            [*]            [*]
TURKEY                         900          [*]           [*]            [*]            [*]
TURKMENISTAN                   700          [*]           [*]            [*]            [*]
TUVALU                         688          [*]           [*]            [*]            [*]
UGANDA                         256          [*]           [*]            [*]            [*]
UKRAINE                        285          [*]           [*]            [*]            [*]
UNITED A.E.                    971          [*]           [*]            [*]            [*]
UNITED KINGDOM                 440          [*]           [*]            [*]            [*]
URUGUAY                        598          [*]           [*]            [*]            [*]
UZBEKISTAN                     700          [*]           [*]            [*]            [*]
VANUATU                        678          [*]           [*]            [*]            [*]
VENEZUELA                      580          [*]           [*]            [*]            [*]
VIETNAM                        840          [*]           [*]            [*]            [*]
WALLIS ISL                     681          [*]           [*]            [*]            [*]
WESTERN SAMOA                  685          [*]           [*]            [*]            [*]
YEMEN                          969          [*]           [*]            [*]            [*]
ZAIRE                          243          [*]           [*]            [*]            [*]
ZAMBIA                         260          [*]           [*]            [*]            [*]
ZIMBABWE                       263          [*]           [*]            [*]            [*]
----------------------------------------------------------------------------------------------


INTERNATIONAL FONCARD BONG SURCHARGE (PER CALL)
----------------------------------------------------
        Country                 Rate
----------------------------------------------------
          All                   [*]
----------------------------------------------------

NOTE: The other International Base Rates listed above are not eligible for any tariff or contractual discounts.


                            Proprietary Information
                                   RESTRICTED

                                 ATTACHMENT D-1

INTERSTATE ADJUSTMENT (INTRASTATE)

BASE RATES
-------------------------------------
                  Connect FONcard
  State         Day     Eve     N/W
-------------------------------------
   AK           [*]     [*]     [*]
   AL           [*]     [*]     [*]
   AR           [*]     [*]     [*]
   AZ           [*]     [*]     [*]
   CA           [*]     [*]     [*]
   CA           [*]     [*]     [*]
   CO           [*]     [*]     [*]
   CT           [*]     [*]     [*]
   DE           [*]     [*]     [*]
   FL           [*]     [*]     [*]
   GA           [*]     [*]     [*]
   HI           [*]     [*]     [*]
   IA           [*]     [*]     [*]
   ID           [*]     [*]     [*]
   IL           [*]     [*]     [*]
   IN           [*]     [*]     [*]
   KS           [*]     [*]     [*]
   KY           [*]     [*]     [*]
   LA           [*]     [*]     [*]
   MA           [*]     [*]     [*]
   MD           [*]     [*]     [*]
   ME           [*]     [*]     [*]
   MI           [*]     [*]     [*]
   MN           [*]     [*]     [*]
   MO           [*]     [*]     [*]
   MS           [*]     [*]     [*]
   MT           [*]     [*]     [*]
   NC           [*]     [*]     [*]
   ND           [*]     [*]     [*]
   NE           [*]     [*]     [*]
   NH           [*]     [*]     [*]
   NJ           [*]     [*]     [*]
   NM           [*]     [*]     [*]
   NV           [*]     [*]     [*]
   NY           [*]     [*]     [*]
   OH           [*]     [*]     [*]
   OK           [*]     [*]     [*]
   OR           [*]     [*]     [*]
   PA           [*]     [*]     [*]
   RI           [*]     [*]     [*]
   SC           [*]     [*]     [*]
   SD           [*]     [*]     [*]
   TN           [*]     [*]     [*]
   TX           [*]     [*]     [*]
   UT           [*]     [*]     [*]
   VA           [*]     [*]     [*]
   VT           [*]     [*]     [*]
   WA           [*]     [*]     [*]
   WI           [*]     [*]     [*]
   WV           [*]     [*]     [*]
   WY           [*]     [*]     [*]
-------------------------------------
 a. Interstate Adjustment Base Rate
    for California Intrastate/
    Intralata traffic.
-------------------------------------
The above listed base rates are not eligible for any tariff or contractual discounts 1s.
** All states are intrastate/Interlata traffic unless otherwise specified.

FONCARD BONG SURCHARGE (PER CALL)
--------------------
 STATE         RATE
--------------------
  All           [*]
--------------------
FONcard Surcharge not eligible for Discounts


                         Sprint Proprietary Information
                                   RESTRICTED                           12/20/96